UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04997

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds V

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2018

Item 1. Reports to Stockholders

Multi-asset mutual fund

Delaware Wealth Builder Fund

November 30, 2018

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Wealth Builder Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2018, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Wealth Builder Fund	December 11, 2018

Performance preview (for the year ended November 30, 2018)
Delaware Wealth Builder Fund (Institutional Class shares)	1-year return	-0.37%
Delaware Wealth Builder Fund (Class A shares)*	1-year return	-0.63%
60% S&P 500 ® Index / 40% Bloomberg Barclays US Aggregate Index (primary benchmark)	1-year return	+3.32%
S&P 500 Index (secondary benchmark)	1-year return	+6.27%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Wealth Builder Fund, please see the table on page 5.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” is calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

A strong US economy

Throughout the Fund’s fiscal year ended Nov. 30, 2018, the US economy continued along its expansionary path. US gross domestic product (GDP) – a measure of national economic output – grew in all four quarters of the Fund’s fiscal year. The expansion was especially rapid in the second quarter (+4.2%) and third quarter (+3.5%) of 2018, which represented the country’s fastest half year of GDP growth since 2014. Meanwhile, the US unemployment rate continued to drop, reaching 3.7% in October, a nearly 50-year low. (Sources: US Bureau of Economic Analysis and US Bureau of Labor Statistics.)

To combat potential inflation that can accelerate during periods of economic growth, the US Federal Reserve raised the federal funds rate by a quarter percentage point on four occasions during the fiscal year, ending in a target range of 2.00% to 2.25%, up from a range of 1.00% to 1.25% a year earlier.

Outside the United States, the economic picture was more mixed, with momentum slowing in many countries and regions. Higher interest rates and a

●  Market volatility was elevated throughout the fiscal year.

●  International equities trailed US stocks, reflecting a weaker economic backdrop.

●  Investors favored growth-oriented stocks during most of the fiscal year.

1

Portfolio management review
Delaware Wealth Builder Fund

stronger US dollar proved to be headwinds for China and other emerging markets. Europe, meanwhile, struggled amid political challenges and a lack of economic catalysts.

Rising market volatility

Global equity markets began the fiscal year on a strong upswing before turning volatile and suddenly selling off in February 2018. The volatility remained elevated throughout much of the remainder of the reporting period, reflecting rising concern about US inflation, the imposition of US tariffs, and growing fears of a trade war with China, among other challenges, and the performance of US and non-US equity markets ultimately diverged widely.

For the 12-month period, US large-cap value stocks, as measured by the Russell 1000® Value Index, gained 3.0%, with a significant late-period market correction wiping out many earlier gains. International developed market stocks, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net), declined 7.9% for the same period, reflecting the weaker non-US economic backdrop.

Of all the asset classes reflected in the Fund, only convertible securities and real estate investment trusts (REITs) outpaced US large-cap value equities. Convertibles, as measured by the ICE BofAML US Convertible Index, gained 4.9%, while the US REIT market, as measured by the FTSE NAREIT Equity REITs Index, advanced 3.7%.

Meanwhile, high yield corporate bonds, as measured by the Bloomberg Barclays US Corporate High-Yield Index, gained 0.4%. Credit spreads widened over the period as investors demanded more income to own riskier debt. Investment grade bonds, with their lower yields, were hurt by rising rates and declined 1.3%, as measured by the Bloomberg Barclays US Aggregate Index.

Within the Fund

For its fiscal year ended Nov. 30, 2018, Delaware Wealth Builder Fund underperformed its primary benchmark, a blend of 60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Index. The Fund also underperformed its secondary benchmark, the S&P 500 Index. The Fund’s Institutional Class shares declined 0.37%. The Fund’s Class A shares fell 0.63% at net asset value and fell 6.33% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the blend of 60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Index rose 3.32% and the S&P 500 Index advanced 6.27%. Complete annualized performance for Delaware Wealth Builder Fund is shown in the table on page 5.

The Fund’s natural focus on yield-oriented investments was a headwind to performance. For most of the fiscal year, investors tended to favor growth-oriented stocks, which are not well represented in the Fund’s portfolio. The Fund’s exposure to international equities, which significantly lagged US equities during the period, presented another meaningful performance challenge. That said, our decision in the first half of the fiscal year to significantly scale back this exposure limited the negative impact.

On the positive side, the Fund’s exposure to large-cap value equities and convertible securities proved beneficial as both categories outperformed the blended benchmark.

Individual contributors and detractors

Many of the Fund’s biggest individual detractors for the fiscal year were non-US stocks, including Japanese imaging company Canon Inc. and tobacco manufacturer British American Tobacco PLC. Canon issued weaker-than-expected earnings guidance while shares of British American Tobacco fell on concern about new potential US cigarette regulations and increased

2

competition in the market for next-generation tobacco products.

Other non-US holdings to weigh on results included Playtech Plc, a UK developer of online gaming software; French automotive supplier Valeo S.A., and financial services companies Standard Chartered PLC (United Kingdom) and ING Groep NV (Netherlands).

Meanwhile, in the Fund’s REIT subportfolio, positions in Brookdale Senior Living Inc., an owner and operator of senior housing facilities, and Assura PLC, a UK-based REIT that owns healthcare properties, significantly hampered performance.

In contrast, several US-based holdings in the Fund’s large-cap value subportfolio added to performance, including Merck & Co. Inc. and Pfizer Inc., pharmaceutical manufacturers that reported favorable financial results; Verizon Communications Inc., a telecommunication services provider that issued better-than-expected earnings; and garbage and recycling company Waste Management Inc., which benefited from growth in the firm’s core waste collection business as well as US tax policy changes.

Also, among the Fund’s real estate investments, the Fund benefited from its exposure to triple-net REITs STORE Capital Corp. and National Retail Properties Inc., both of which profited from a favorable cost of capital. Manufactured home community owner Sun Communities Inc. and Canadian residential property owner Killam Apartment Real Estate Investment Trust also added value.

Sticking to our strategy

Throughout the Fund’s fiscal year, we pursued the same management approach we apply in all market conditions: We continued to look across multiple asset classes for securities with competitive yield and the potential for dividend growth. In addition, we maintained our emphasis on managing downside risk in the portfolio and seeking to limit potential capital losses.

Our main portfolio shift during the past 12 months was to reduce exposure to international equities. Coming into the fiscal year, we viewed this asset class favorably. However, as data mounted suggesting slowing global economic growth, and as rising interest rates lifted the value of the dollar, we began to see a more challenging backdrop for non-US equities. This situation led us to significantly reduce exposure to international equities, from about 16% of the Fund at the start of the fiscal year to just 3% at fiscal year end.

We distributed the proceeds of this reduction across several asset classes. Exposure to large-cap value equities, for example, rose from roughly 35% of the portfolio a year ago to 38% at fiscal year end. Meanwhile, the Fund’s exposure to REITs increased from 9% to 11% of the portfolio, while the Fund’s convertibles allocation inched higher to 13%, from 12% a year earlier.

The Fund’s municipal bond allocation drifted incrementally higher, reaching 5% of the portfolio at fiscal year end, while exposure to investment grade bonds decreased modestly, finishing the period at 4%. Of final note, the Fund’s high yield bond allocation remained steady at 10%, while a small allocation to non-US debt was essentially unchanged at 2%.

We employed derivative securities in the Fund during the fiscal year. These included foreign currency exchange contracts to facilitate the purchase and sale of securities in the Fund, futures contracts to hedge currency risks, options contracts to receive premiums for writing options, and credit default swap contracts to hedge against credit events. The Fund owned futures on the S&P 500 Index, which we used tactically in an attempt to increase the defensive characteristics of the portfolio in a highly valued market. None of these positions had a material effect on the Fund’s performance during the fiscal year.

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Portfolio management review
Delaware Wealth Builder Fund

A modestly defensive stance

At the end of the fiscal year, the Fund’s exposure to equities was several percentage points below what we consider a neutral level of 60%. This relative underweight reflects what we see as the potential for diminished global economic growth, coupled with our view that stock valuations are relatively expensive. Another factor behind our somewhat defensive stance is an increasingly volatile US political backdrop, which has added a new layer of uncertainty to the investment process.

We will continue to monitor economic and market conditions as we focus on providing a desirable total return to investors, with close attention to managing downside risk while seeking potential upside via income-generating securities across multiple asset classes and regions.

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Performance summary
Delaware Wealth Builder Fund	November 30, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2018
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 2, 1996)
Excluding sales charge	-0.63%*	+4.53%	+10.79%	+7.45%
Including sales charge	-6.33%	+3.31%	+10.14%	+7.16%
Class C (Est. Oct. 1, 2003)
Excluding sales charge	-1.34%	+3.75%	+9.97%	+5.43%
Including sales charge	-2.31%	+3.75%	+9.97%	+5.43%
Class R (Est. Oct. 1, 2003)
Excluding sales charge	-0.78%	+4.28%	+10.53%	+5.94%
Including sales charge	-0.78%	+4.28%	+10.53%	+5.94%
Institutional Class (Est. Dec. 2, 1996)
Excluding sales charge	-0.37%	+4.79%	+11.08%	+7.64%
Including sales charge	-0.37%	+4.79%	+11.08%	+7.64%
60% S&P 500 Index / 40% Bloomberg
Barclays US Aggregate Index	+3.32%	+7.54%	+10.18%	+7.17%**
S&P 500 Index	+6.27%	+11.12%	+14.32%	+8.20%**

* Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

** The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

5

Performance summary
Delaware Wealth Builder Fund

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Investment in the Fund does not in any way provide an indication of future performance or a guarantee of positive returns.

The Fund may invest up to 45% of its net assets in high yield, higher-risk corporate bonds.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.09%	1.84%	1.34%	0.84%
(without fee waivers)
Net expenses	1.09%	1.84%	1.34%	0.84%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a

6

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2008 through Nov. 30, 2018

For the period beginning Nov. 30, 2008 through Nov. 30, 2018	Starting value	Ending value
S&P 500 Index	$10,000	$38,109
Delaware Wealth Builder Fund — Institutional Class shares	$10,000	$28,589
60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index	$10,000	$26,370
Delaware Wealth Builder Fund — Class A shares	$9,425	$26,267

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2008, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 5 through 8.

The graph also assumes $10,000 invested in 60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index (the Fund’s primary benchmark) and the S&P 500 Index (the Fund’s secondary benchmark) as of Nov. 30, 2008. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market. The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

The Russell 1000 Value Index, mentioned on page 2, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 2, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after

7

Performance summary
Delaware Wealth Builder Fund

deduction of withholding tax at the highest possible rate.

The ICE BofAML US Convertible Index (formerly known as the BofA Merrill Lynch All US Convertibles Index), mentioned on page 2, tracks the performance of publicly issued US dollar-denominated convertible securities of US companies. Qualifying securities must have at least $50 million face amount outstanding and at least one month remaining to the final conversion date.

The FTSE NAREIT Equity REITs Index, mentioned on page 2, measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs.

The Bloomberg Barclays US Corporate High-Yield Index, mentioned on page 2, is composed of US dollar-denominated, non-investment-grade corporate bonds for which the middle rating among Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s is Ba1/BB+/BB+ or below.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DDIAX	24610B107
Class C	DDICX	24610B305
Class R	DDDRX	24610B842
Institutional Class	DDIIX	24610B404

8

Disclosure of Fund expenses
For the six-month period from June 1, 2018 to November 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2018 to Nov. 30, 2018.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The Fund’s expenses shown in the table assume reinvestment of all dividends and distributions.

9

Disclosure of Fund expenses
For the six-month period from June 1, 2018 to November 30, 2018 (Unaudited)

Delaware Wealth Builder Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Annualized Expense Ratio	Expenses Paid During Period 6/1/18 to 11/30/18*

Actual Fund return†
Class A	$1,000.00	$1,008.20	1.07%	$5.39
Class C	1,000.00	1,004.90	1.82%	9.15
Class R	1,000.00	1,007.50	1.32%	6.64
Institutional Class	1,000.00	1,009.40	0.82%	4.13

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.70	1.07%	$5.42
Class C	1,000.00	1,015.94	1.82%	9.20
Class R	1,000.00	1,018.45	1.32%	6.68
Institutional Class	1,000.00	1,020.96	0.82%	4.15

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies in which it invests (Underlying Funds), including exchange-traded funds. The table above does not reflect the expenses of the Underlying Funds.

10

Security type / sector allocation and top 10 equity holdings
Delaware Wealth Builder Fund	As of November 30, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	57.46%
Communication Services	3.12%
Consumer Discretionary	3.63%
Consumer Staples	4.01%
Diversified REITs	1.12%
Energy	5.54%
Financials	7.50%
Healthcare	12.80%
Healthcare REITs	1.29%
Hotel REITs	0.28%
Industrial REITs	0.18%
Industrials	4.07%
Information Technology	4.56%
Mall REITs	0.51%
Manufactured Housing REITs	0.27%
Materials	1.33%
Multifamily REITs	2.92%
Office REITs	0.38%
Real Estate Operating/Development	0.42%
Self-Storage REITs	0.04%
Shopping Center REITs	0.22%
Single Tenant REITs	0.58%
Specialty REITs	1.33%
Utilities	1.36%
Closed-End Funds	0.53%
Convertible Preferred Stock	2.26%
Exchange-Traded Funds	1.62%
Limited Partnerships	1.62%
Master Limited Partnership	0.40%
Convertible Bonds	11.05%
Brokerage	0.33%
Capital Goods	1.43%
Communications	1.07%
Consumer Cyclical	0.65%
Consumer Non-Cyclical	2.06%
Energy	1.09%
Financials	0.74%
Real Estate Investment Trusts	1.28%

11

Security type / sector allocation and top 10 equity holdings
Delaware Wealth Builder Fund

Security type / sector	Percentage of net assets
Technology	1.82%
Utilities	0.58%
Corporate Bonds	13.51%
Banking	1.60%
Basic Industry	1.68%
Capital Goods	0.67%
Consumer Cyclical	0.75%
Consumer Non-Cyclical	1.06%
Energy	2.43%
Financials	0.41%
Healthcare	0.74%
Insurance	0.23%
Media	0.86%
Real Estate Investment Trusts	0.56%
Services	0.50%
Technology & Electronics	0.63%
Telecommunications	0.63%
Transportation	0.15%
Utilities	0.61%
Leveraged Non-Recourse Security	0.00%
Municipal Bonds	5.13%
Non-Agency Commercial Mortgage-Backed Security	0.08%
Regional Bond	0.07%
Loan Agreement	0.00%
Sovereign Bonds	0.71%
US Treasury Obligations	0.39%
Preferred Stock	0.67%
Warrant	0.00%
Short-Term Investments	4.35%
Total Value of Securities	99.85%
Receivables and Other Assets Net of Liabilities	0.15%
Total Net Assets	100.00%

12

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Brookdale Senior Living	3.32%
Pfizer	1.56%
Merck & Co.	1.52%
AT&T	1.45%
Verizon Communications	1.43%
BB&T	1.40%
Occidental Petroleum	1.31%
Waste Management	1.25%
Cisco Systems	1.23%
Intel	1.23%

13

Schedule of investments
Delaware Wealth Builder Fund	November 30, 2018

	Number of shares	Value (US $)
Common Stock – 57.46%
Communication Services – 3.12%
AT&T	277,605	$8,672,380
Century Communications =†	1,625,000	0
Mobile TeleSystems PJSC ADR	18,907	140,101
Nippon Telegraph & Telephone	17,686	729,566
Tele2 Class B	45,575	570,808
Verizon Communications	142,300	8,580,690

		18,693,545

Consumer Discretionary – 3.63%
Aramark	1,045	39,773
Bayerische Motoren Werke	7,606	624,554
BorgWarner	905	35,820
Casey’s General Stores	255	33,015
Cie Generale des Etablissements Michelin	4,600	482,039
Cinemark Holdings	570	21,871
Comcast Class A	1,505	58,710
DR Horton	46,400	1,727,008
Ford Motor	606,810	5,710,082
Garrett Motion †	25	287
Home Depot	455	82,046
Kering	1,437	625,501
Lowe’s	2,200	207,614
Marriott International Class A	8,500	977,755
NIKE Class B	825	61,974
Nitori Holdings	1,028	137,849
Publicis Groupe	4,154	246,742
Puma	34	17,052
Starbucks	925	61,716
Target	66,600	4,725,936
Techtronic Industries	117,000	634,519
Toyota Motor	12,886	778,977
Tractor Supply	370	35,198
Valeo	8,627	246,192
Walt Disney	750	86,617
Whirlpool	25,400	3,203,702
Yue Yuen Industrial Holdings	288,500	840,710

		21,703,259

Consumer Staples – 4.01%
Archer-Daniels-Midland	73,600	3,387,072
British American Tobacco ADR	101,984	3,556,182
Carlsberg Class B	4,560	505,681
Coca-Cola Amatil	15,690	99,098
Conagra Brands	312	10,081

14

	Number of shares	Value (US $)
Common Stock (continued)
Consumer Staples (continued)
General Mills	475	$20,097
Imperial Brands	28,760	886,502
Japan Tobacco	6,200	154,195
Kimberly-Clark	29,100	3,357,267
Kraft Heinz	62,700	3,205,224
Matsumotokiyoshi Holdings	12,100	450,913
Mondelez International Class A	83,900	3,773,822
PepsiCo	355	43,289
Procter & Gamble	48,000	4,536,480

		23,985,903

Diversified REITs – 1.12%
American Tower	6,895	1,134,159
Colony Capital	217,400	1,339,184
Cousins Properties	4,025	34,011
EPR Properties	925	65,518
Equinix	2,200	847,616
Lexington Realty Trust	3,175	27,877
PS Business Parks	650	91,663
Spirit MTA REIT	442	4,301
Tritax EuroBox 144A #†	1,696,417	2,093,360
Vornado Realty Trust	14,525	1,045,219

		6,682,908

Energy – 5.54%
Chevron	41,035	4,880,703
ConocoPhillips	3,700	244,866
EOG Resources	595	61,469
Halliburton	5,635	177,108
Marathon Oil	12,632	210,828
Occidental Petroleum	111,375	7,826,321
Pioneer Natural Resources	295	43,586
Royal Dutch Shell ADR Class B	107,900	6,693,037
Suncor Energy	16,600	535,238
Targa Resources	26,000	1,160,380
TOTAL	13,164	732,178
TOTAL ADR	116,600	6,484,126
Williams	162,500	4,114,500

		33,164,340

Financials – 7.50%
Aflac	1,740	79,588
Allstate	1,800	160,542
American International Group	142,900	6,180,425

15

Schedule of investments
Delaware Wealth Builder Fund

	Number of shares	Value (US $)
Common Stock (continued)
Financials (continued)
Arthur J Gallagher & Co.	45,100	$3,475,857
AXA	33,579	817,723
Banco Espirito Santo =†	105,000	0
Banco Santander	80,442	382,134
Bank of America	63,600	1,806,240
Bank of New York Mellon	100,300	5,146,393
Bank Rakyat Indonesia Persero	2,555,190	648,456
BB&T	163,500	8,354,850
BlackRock	135	57,781
Capital One Financial	540	48,427
Comerica	585	46,320
East West Bancorp	600	32,214
ING Groep	52,560	636,592
Intercontinental Exchange	2,417	197,517
Invesco	1,605	32,662
JPMorgan Chase & Co.	54,980	6,113,226
KeyCorp	2,975	54,561
Marsh & McLennan	2,200	195,140
MGIC Investment †	5,885	68,913
Mitsubishi UFJ Financial Group	142,514	779,752
Nordea Bank	101,946	905,401
Prudential Financial	380	35,629
Raymond James Financial	480	38,270
Reinsurance Group of America	170	25,395
Standard Chartered	63,133	492,498
State Street	465	33,954
Travelers	265	34,548
UniCredit	29,049	374,954
United Overseas Bank	18,900	347,031
US Bancorp	865	47,108
Wells Fargo & Co.	132,900	7,213,812

		44,863,913

Healthcare – 12.80%
Abbott Laboratories	4,430	328,041
AbbVie	66,620	6,280,267
Amgen	18,700	3,894,275
AstraZeneca ADR	168,800	6,721,616
Brookdale Senior Living †	2,320,604	19,841,164
Cardinal Health	99,000	5,428,170
Cigna	285	63,663
CVS Health	87,500	7,017,500
Eli Lilly & Co.	480	56,947

16

	Number of shares	Value (US $)
Common Stock (continued)
Healthcare (continued)
Johnson & Johnson	38,685	$5,682,827
Koninklijke Philips	19,163	726,659
Merck & Co.	114,285	9,067,372
Novartis	11,569	1,056,266
Pfizer	202,576	9,365,088
Quest Diagnostics	1,900	168,283
Sanofi	6,585	596,998
Shire	4,172	243,653
Thermo Fisher Scientific	270	67,379
West Pharmaceutical Services	255	27,938

		76,634,106

Healthcare REITs – 1.29%
Assura	3,477,787	2,366,458
HCP	40,100	1,173,326
Healthcare Realty Trust	1,225	37,975
Healthcare Trust of America Class A	2,137	60,092
LTC Properties	1,350	62,694
Sabra Health Care REIT	91,125	1,757,801
Ventas	800	50,792
Welltower	30,600	2,213,298

		7,722,436

Hotel REITs – 0.28%
Host Hotels & Resorts	5,260	99,940
LaSalle Hotel Properties	2,745	88,005
MGM Growth Properties Class A	47,800	1,361,822
Pebblebrook Hotel Trust	2,345	81,887
RLJ Lodging Trust	1,675	34,069

		1,665,723

Industrial REITs – 0.18%
EastGroup Properties	360	36,007
First Industrial Realty Trust	4,250	136,255
Liberty Property Trust	16,200	733,698
Prologis	2,976	200,404

		1,106,364

Industrials – 4.07%
Copa Holdings Class A	1,203	102,291
Deutsche Post	25,795	824,485
East Japan Railway	5,049	459,334
Eaton	445	34,238
Honeywell International	16,555	2,429,446
Ingersoll-Rand	255	26,398
ITOCHU	63,862	1,136,727

17

Schedule of investments
Delaware Wealth Builder Fund

	Number of shares	Value (US $)
Common Stock (continued)
Industrials (continued)
Leonardo	23,385	$231,277
Lockheed Martin	14,820	4,452,373
Meggitt	90,725	601,476
MINEBEA MITSUMI	51,700	843,861
Nielsen Holdings	2,185	59,366
Northrop Grumman	600	155,928
Oshkosh	335	23,896
Parker-Hannifin	350	60,214
Raytheon	1,000	175,340
Resideo Technologies †	42	866
Rexel	11,543	138,657
Rockwell Automation	85	14,819
Southwest Airlines	405	22,117
Teleperformance	3,693	612,174
Union Pacific	580	89,192
United Technologies	28,166	3,431,708
Vinci	10,321	900,609
Waste Management	79,900	7,490,625
Westrock	748	35,238

		24,352,655

Information Technology – 4.56%
Accenture Class A	350	57,582
Analog Devices	300	27,576
Apple	950	169,651
Broadcom	265	62,914
Canon ADR	114,600	3,242,034
Cisco Systems	153,815	7,363,124
Hitachi	6,700	195,114
Intel	148,805	7,337,575
International Business Machines	33,400	4,150,618
Microsoft	20,810	2,307,621
Oracle	3,900	190,164
Playtech	98,346	556,910
Sabre	44,758	1,144,462
Samsung Electronics	12,418	465,317
SS&C Technologies Holdings	725	34,909

		27,305,571

Mall REITs – 0.51%
Macerich	750	37,717
Simon Property Group	15,888	2,950,243
Tanger Factory Outlet Centers	1,500	35,475

18

	Number of shares	Value (US $)
Common Stock (continued)
Mall REITs (continued)
Taubman Centers	725	$38,381

		3,061,816

Manufactured Housing REITs – 0.27%
Equity LifeStyle Properties	1,125	111,971
Sun Communities	14,600	1,519,860

		1,631,831

Materials – 1.33%
Alamos Gold Class A	7,180	23,075
DowDuPont	121,461	7,026,519
Eastman Chemical	625	49,263
Rio Tinto	17,853	815,920
Yamana Gold	9,748	20,323

		7,935,100

Multifamily REITs – 2.92%
Apartment Investment & Management Class A	27,800	1,309,102
AvalonBay Communities	350	66,699
Bluerock Residential Growth REIT	71,300	648,830
Camden Property Trust	27,600	2,626,416
Equity Residential	101,510	7,232,587
Essex Property Trust	225	59,065
Killam Apartment Real Estate Investment Trust	161,400	2,000,721
Mid-America Apartment Communities	698	72,285
NexPoint Residential Trust	51,800	1,890,182
UDR	37,075	1,580,137

		17,486,024

Office REITs – 0.38%
Boston Properties	575	75,440
Brandywine Realty Trust	3,300	47,091
Columbia Property Trust	88,400	1,897,948
Douglas Emmett	1,750	64,610
Empire State Realty Trust Class A	725	11,738
Highwoods Properties	1,325	57,465
JBG SMITH Properties	300	12,021
Kilroy Realty	825	57,824
SL Green Realty	500	48,210

		2,272,347

Real Estate Operating/Development – 0.42%
Etalon Group GDR 144A #	6,500	12,870
Grainger	781,805	2,529,415

		2,542,285

Self-Storage REITs – 0.04%
Extra Space Storage	1,000	95,980

19

Schedule of investments
Delaware Wealth Builder Fund

	Number of shares	Value (US $)
Common Stock (continued)
Self-Storage REITs (continued)
Life Storage	300	$29,292
Public Storage	450	95,967

		221,239

Shopping Center REITs – 0.22%
Brixmor Property Group	1,505	24,833
Federal Realty Investment Trust	475	62,743
Kimco Realty	2,250	36,787
Kite Realty Group Trust	2,400	39,624
Regency Centers	1,907	121,400
Retail Properties of America Class A	70,700	890,113
Retail Value †	143	4,146
RPT Realty	6,310	90,170
SITE Centers	1,437	17,876
Urban Edge Properties	325	6,481

		1,294,173

Single Tenant REITs – 0.58%
National Retail Properties	21,900	1,096,314
Spirit Realty Capital	171,825	1,274,941
STORE Capital	37,200	1,114,512

		3,485,767

Specialty REITs – 1.33%
Cushman & Wakefield †	232,290	4,325,240
GEO Group	48,300	1,122,492
Invitation Homes	85,700	1,839,122
Safety Income & Growth	33,400	659,316

		7,946,170

Utilities – 1.36%
Edison International	52,300	2,893,236
National Grid	46,498	496,366
National Grid ADR	88,908	4,752,133

		8,141,735

Total Common Stock (cost $334,688,199)		343,899,210

Closed-End Funds – 0.53%
Aberdeen Total Dynamic Dividend Fund	108,235	877,786
Western Asset Emerging Markets Debt Fund	185,780	2,283,236

Total Closed-End Funds (cost $3,481,881)		3,161,022

20

	Number of shares	Value (US $)
Convertible Preferred Stock – 2.26%
A Schulman 6.00% exercise price $52.33 y	2,140	$2,209,550
AMG Capital Trust II 5.15% exercise price $198.02, maturity date 10/15/37	43,948	2,318,520
Bank of America 7.25% exercise price $50.00 y	1,873	2,397,440
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	49,900	2,207,077
QTS Realty Trust 6.50% exercise price $47.03 y	13,504	1,370,521
SITE Centers 6.50% exercise price $25.00 y	22,900	526,700
Wells Fargo & Co. 7.50% exercise price $156.71 y	1,989	2,513,599

Total Convertible Preferred Stock (cost $13,218,129)		13,543,407

Exchange-Traded Funds – 1.62%
iShares MSCI Emerging Markets ETF	42,000	1,725,360
ProShares Short High Yield	50,400	1,164,744
SPDR Gold Shares †	32,100	3,708,834
VanEck Vectors High-Yield Municipal Index ETF	51,000	3,103,350

Total Exchange-Traded Funds (cost $10,075,512)		9,702,288

Limited Partnerships – 1.62%
Brookfield Property Partners	864	15,258
Merion Champion’s Walk =p†	2,724,434	2,588,212
Merion Countryside 144A #=p†	2,342,813	3,450,026
Merion The Ledges =p†	3,822,000	3,630,900

Total Limited Partnerships (cost $8,195,001)		9,684,396

Master Limited Partnership – 0.40%
Blackstone Group	70,700	2,384,711

Total Master Limited Partnership (cost $2,396,818)		2,384,711

	Principal amount°
Convertible Bonds – 11.05%
Brokerage – 0.33%
GAIN Capital Holdings 5.00% exercise price $8.20, maturity date 8/15/22	1,764,000	1,984,500

		1,984,500

Capital Goods – 1.43%
Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	1,222,000	1,796,340
Cemex 3.72% exercise price $11.01, maturity date 3/15/20	2,140,000	2,105,090
3.72% exercise price $11.01, maturity date 3/15/20	805,000	787,845

21

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Capital Goods (continued)
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	1,391,000	$1,705,952
Tesla Energy Operations 1.625% exercise price $759.35, maturity date 11/1/19	2,270,000	2,134,974

		8,530,201

Communications – 1.07%
DISH Network 2.375% exercise price $82.22, maturity date 3/15/24	2,480,000	2,070,671
3.375% exercise price $65.18, maturity date 8/15/26	1,225,000	1,078,490
GCI Liberty 144A 1.75% exercise price $370.52, maturity date 9/30/46 #	1,533,000	1,623,021
Liberty Media 2.25% exercise price $35.14, maturity date 9/30/46	3,088,000	1,607,579

		6,379,761

Consumer Cyclical – 0.65%
Booking Holdings 0.35% exercise price $1,315.10, maturity date 6/15/20	700,000	1,018,400
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	1,969,000	1,957,186
Meritor 3.25% exercise price $39.92, maturity date 10/15/37	1,053,000	945,393

		3,920,979

Consumer Non-Cyclical – 2.06%
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	945,000	1,136,235
Insulet 144A 1.375% exercise price $93.18, maturity date 11/15/24 #	721,000	788,236
Medicines 2.75% exercise price $48.97, maturity date 7/15/23	2,488,000	2,054,685
Pacira Pharmaceuticals 2.375% exercise price $66.89, maturity date 4/1/22	985,000	1,032,309
Paratek Pharmaceuticals 144A 4.75% exercise price $15.90, maturity date 5/1/24 #	1,874,000	1,612,794
Retrophin 2.50% exercise price $38.80, maturity date 9/15/25	350,000	323,358
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	425,000	584,117

22

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Consumer Non-Cyclical (continued)
Team 5.00% exercise price $21.70, maturity date 8/1/23	1,504,000	$1,603,460
Vector Group 1.75% exercise price $21.28, maturity date 4/15/20 •	2,566,000	2,627,017
2.50% exercise price $13.81, maturity date 1/15/19 •	550,000	566,875

		12,329,086

Energy – 1.09%
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	2,892,000	2,173,283
Helix Energy Solutions Group 4.125% exercise price $9.47, maturity date 9/15/23	69,000	77,440
4.25% exercise price $13.89, maturity date 5/1/22	2,574,000	2,619,302
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	1,803,000	1,666,491

		6,536,516

Financials – 0.74%
Ares Capital 3.75% exercise price $19.39, maturity date 2/1/22	2,220,000	2,234,450
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	2,166,000	2,175,836

		4,410,286

Real Estate Investment Trusts – 1.28%
Blackstone Mortgage Trust 4.375% exercise price $35.67, maturity date 5/5/22	468,000	470,023
4.75% exercise price $36.23, maturity date 3/15/23	1,599,000	1,606,774
5.25% exercise price $27.36, maturity date 12/1/18	1,693,000	2,177,621
Spirit Realty Capital 3.75% exercise price $11.50, maturity date 5/15/21	2,499,000	2,475,532
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20	924,000	918,812

		7,648,762

Technology – 1.82%
Boingo Wireless 144A 1.00% exercise price $42.32, maturity date 10/1/23 #	1,170,000	1,065,063
CSG Systems International 4.25% exercise price $57.09, maturity date 3/15/36	1,652,000	1,691,777
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	1,515,000	1,654,107
PROS Holdings 2.00% exercise price $48.63, maturity date 6/1/47	1,515,000	1,425,160

23

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Technology (continued)
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22	1,812,000	$1,602,685
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	2,231,000	2,217,308
Vishay Intertechnology 144A 2.25% exercise price $31.49, maturity date 6/15/25 #	1,330,000	1,251,902

		10,908,002

Utilities – 0.58%
Cree 144A 0.875% exercise price $59.97, maturity date 9/1/23 #	1,984,000	1,953,875
NRG Energy 144A 2.75% exercise price $47.74, maturity date 6/1/48 #	1,419,000	1,524,215

		3,478,090

Total Convertible Bonds (cost $65,471,159)		66,126,183

Corporate Bonds – 13.51%
Banking – 1.60%
Ally Financial 5.75% 11/20/25	448,000	459,200
Bank of America 4.183% 11/25/27	680,000	651,422
Bank of New York Mellon 2.661% 5/16/23 µ	680,000	656,469
Credit Suisse Group 144A 6.25% #µy	360,000	343,047
Fifth Third Bancorp 2.60% 6/15/22	600,000	579,251
Goldman Sachs Group 6.00% 6/15/20	600,000	620,996
JPMorgan Chase & Co. 6.75% µy	700,000	741,300
Lloyds Banking Group 7.50% µy	450,000	427,401
Morgan Stanley 5.00% 11/24/25	600,000	609,224
PNC Financial Services Group 5.00% µy	700,000	666,750
Popular 6.125% 9/14/23	455,000	455,569
Royal Bank of Scotland Group 3.875% 9/12/23	600,000	568,873
8.625% µy	520,000	536,900
State Street 2.653% 5/15/23 µ	600,000	578,437
SunTrust Bank 2.45% 8/1/22	600,000	576,032
UBS Group Funding Switzerland 6.875% µy	520,000	505,034
Wells Fargo & Co. 3.757% (LIBOR03M + 1.23%) 10/31/23 •	600,000	601,595

		9,577,500

24

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry – 1.68%
BHP Billiton Finance USA 144A 6.25% 10/19/75 #µ	700,000	$721,910
BMC East 144A 5.50% 10/1/24 #	318,000	299,317
Boise Cascade 144A 5.625% 9/1/24 #	515,000	496,975
Braskem Netherlands Finance 144A 4.50% 1/10/28 #	750,000	692,813
Builders FirstSource 144A 5.625% 9/1/24 #	140,000	129,150
Chemours 5.375% 5/15/27	379,000	343,943
CSN Resources 144A 7.625% 2/13/23 #	500,000	460,005
FMG Resources August 2006 144A 5.125% 5/15/24 #	246,000	230,010
Freeport-McMoRan
4.55% 11/14/24	200,000	186,500
6.875% 2/15/23	614,000	641,630
Hudbay Minerals
144A 7.25% 1/15/23 #	55,000	55,344
144A 7.625% 1/15/25 #	470,000	468,825
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	198,000	211,365
Koppers 144A 6.00% 2/15/25 #	434,000	390,600
NOVA Chemicals 144A 5.25% 6/1/27 #	370,000	340,400
Novelis 144A 6.25% 8/15/24 #	467,000	463,497
Olin
5.00% 2/1/30	135,000	120,656
5.125% 9/15/27	437,000	412,550
SASOL Financing USA
5.875% 3/27/24	225,000	225,068
6.50% 9/27/28	275,000	274,040
Standard Industries
144A 4.75% 1/15/28 #	445,000	391,044
144A 5.00% 2/15/27 #	160,000	144,400
Steel Dynamics 5.00% 12/15/26	330,000	318,037
Suzano Austria 144A 6.00% 1/15/29 #	1,000,000	1,012,500
Tronox Finance 144A 5.75% 10/1/25 #	305,000	260,013
US Concrete 6.375% 6/1/24	10,000	9,525
Zekelman Industries 144A 9.875% 6/15/23 #	715,000	763,263

		10,063,380

Capital Goods – 0.67%
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	275,000	256,781
Bombardier 144A 6.00% 10/15/22 #	375,000	357,225
BWAY Holding
144A 5.50% 4/15/24 #	551,000	529,649
144A 7.25% 4/15/25 #	295,000	268,819
Crown Americas 144A 4.75% 2/1/26 #	463,000	447,397
John Deere Capital 2.15% 9/8/22	600,000	573,046
L3 Technologies 3.85% 6/15/23	660,000	655,156

25

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Siemens Financieringsmaatschappij 144A 3.125% 3/16/24 #	630,000	$611,420
TransDigm 6.375% 6/15/26	332,000	324,908

		4,024,401

Consumer Cyclical – 0.75%
AMC Entertainment Holdings 6.125% 5/15/27	539,000	479,710
Atento Luxco 1 144A 6.125% 8/10/22 #	5,000	4,825
Boyd Gaming 6.375% 4/1/26	542,000	540,645
Ford Motor Credit 3.096% 5/4/23	480,000	433,721
Hilton Worldwide Finance 4.875% 4/1/27	545,000	521,837
KFC Holding/Pizza Hut Holdings/Taco Bell of America 144A 5.25% 6/1/26 #	470,000	462,066
Lennar 4.75% 5/30/25	460,000	438,150
MGM Resorts International
4.625% 9/1/26	10,000	9,137
5.75% 6/15/25	285,000	281,794
Penn National Gaming 144A 5.625% 1/15/27 #	337,000	310,883
Penske Automotive Group 5.50% 5/15/26	244,000	226,615
PulteGroup 5.00% 1/15/27	15,000	13,987
Scientific Games International 10.00% 12/1/22	722,000	752,143

		4,475,513

Consumer Non-Cyclical – 1.06%
Abbott Laboratories 3.40% 11/30/23	462,000	455,048
Becton Dickinson 3.363% 6/6/24	680,000	649,663
Cott Holdings 144A 5.50% 4/1/25 #	272,000	263,160
CVS Health 4.10% 3/25/25	680,000	670,681
JBS Investments 144A 7.25% 4/3/24 #	650,000	654,777
JBS USA
144A 5.75% 6/15/25 #	548,000	532,245
144A 6.75% 2/15/28 #	350,000	340,813
Live Nation Entertainment 144A 4.875% 11/1/24 #	15,000	14,550
Pernod Ricard 144A 4.45% 1/15/22 #	500,000	507,387
Post Holdings
144A 5.00% 8/15/26 #	311,000	286,897
144A 5.625% 1/15/28 #	160,000	149,200
144A 5.75% 3/1/27 #	5,000	4,713
Shire Acquisitions Investments Ireland 2.875% 9/23/23	600,000	562,280
Thermo Fisher Scientific 3.00% 4/15/23	600,000	577,599
United Rentals North America 5.50% 5/15/27	713,000	674,676

		6,343,689

26

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy – 2.43%
Alta Mesa Holdings 7.875% 12/15/24	603,000	$435,667
AmeriGas Partners 5.875% 8/20/26	469,000	439,687
Antero Resources 5.625% 6/1/23	331,000	329,345
Banco do Brasil 144A 4.875% 4/19/23 #	500,000	495,000
Cheniere Corpus Christi Holdings
5.125% 6/30/27	23,000	22,339
7.00% 6/30/24	235,000	253,800
Cheniere Energy Partners 5.25% 10/1/25	305,000	298,137
Chesapeake Energy
7.00% 10/1/24	205,000	191,675
8.00% 1/15/25	175,000	169,094
Crestwood Midstream Partners 5.75% 4/1/25	484,000	467,060
Energy Transfer Partners 5.875% 3/1/22	600,000	626,364
Genesis Energy 6.75% 8/1/22	662,000	660,345
Gulfport Energy
6.00% 10/15/24	15,000	13,800
6.625% 5/1/23	600,000	586,500
Hilcorp Energy I 144A 5.00% 12/1/24 #	240,000	219,000
Israel Electric 144A 4.25% 8/14/28 #	500,000	469,380
Laredo Petroleum 6.25% 3/15/23	594,000	556,875
MPLX 4.875% 12/1/24	600,000	607,680
Murphy Oil 6.875% 8/15/24	695,000	709,828
Murphy Oil USA 5.625% 5/1/27	479,000	467,923
Newfield Exploration 5.375% 1/1/26	423,000	422,471
NuStar Logistics 5.625% 4/28/27	493,000	467,734
ONEOK 7.50% 9/1/23	545,000	615,548
Petrobras Global Finance 7.25% 3/17/44	400,000	387,650
Petroleos Mexicanos 6.75% 9/21/47	810,000	672,300
QEP Resources
5.25% 5/1/23	275,000	263,313
5.625% 3/1/26	465,000	426,637
Sabine Pass Liquefaction 5.75% 5/15/24	600,000	632,672
Southwestern Energy 6.20% 1/23/25	577,000	554,641
Syngenta Finance 144A 5.182% 4/24/28 #	500,000	459,749
Targa Resources Partners
5.125% 2/1/25	10,000	9,700
5.375% 2/1/27	452,000	436,180
Tecpetrol 144A 4.875% 12/12/22 #	500,000	462,500
Transocean 144A 9.00% 7/15/23 #	498,000	510,761
Transocean Proteus 144A 6.25% 12/1/24 #	215,900	212,661

		14,554,016

27

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Financials – 0.41%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	240,000	$230,400
Air Lease 3.625% 4/1/27	600,000	537,464
E*TRADE Financial 5.875% µy	530,000	510,125
International Lease Finance 8.625% 1/15/22	600,000	672,472
Jefferies Group 5.125% 1/20/23	500,000	513,490

		2,463,951

Healthcare – 0.74%
DaVita 5.00% 5/1/25	334,000	315,213
Encompass Health
5.75% 11/1/24	410,000	412,050
5.75% 9/15/25	244,000	243,085
HCA
5.375% 2/1/25	569,000	573,979
5.875% 2/15/26	309,000	319,043
7.58% 9/15/25	219,000	237,615
Hill-Rom Holdings
144A 5.00% 2/15/25 #	242,000	237,160
144A 5.75% 9/1/23 #	272,000	277,440
Hologic 144A 4.625% 2/1/28 #	300,000	282,186
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	403,000	402,496
Service Corp. International 4.625% 12/15/27	280,000	261,800
Tenet Healthcare
5.125% 5/1/25	345,000	327,966
8.125% 4/1/22	241,000	250,640
Universal Health Services 144A 5.00% 6/1/26 #	5,000	4,956
WellCare Health Plans 144A 5.375% 8/15/26 #	310,000	308,506

		4,454,135

Insurance – 0.23%
HUB International 144A 7.00% 5/1/26 #	85,000	81,175
Nuveen Finance 144A 4.125% 11/1/24 #	600,000	603,861
USIS Merger Sub 144A 6.875% 5/1/25 #	698,000	664,845
XLIT 4.894% (LIBOR03M + 2.458%) y•	10,000	9,438

		1,359,319

Media – 0.86%
Altice France 144A 7.375% 5/1/26 #	565,000	544,519
AMC Networks 4.75% 8/1/25	215,000	200,496
CCO Holdings
144A 5.50% 5/1/26 #	41,000	40,026
144A 5.75% 2/15/26 #	218,000	218,547
144A 5.875% 5/1/27 #	744,000	733,770

28

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
CSC Holdings
5.25% 6/1/24	5,000	$4,763
6.75% 11/15/21	370,000	388,500
144A 7.75% 7/15/25 #	465,000	488,241
Gray Television 144A 5.875% 7/15/26 #	473,000	461,175
Lamar Media 5.75% 2/1/26	453,000	462,626
Nexstar Broadcasting 144A 5.625% 8/1/24 #	15,000	14,513
Radiate Holdco 144A 6.625% 2/15/25 #	10,000	9,025
Sinclair Television Group 144A 5.125% 2/15/27 #	362,000	323,990
Sirius XM Radio
144A 5.00% 8/1/27 #	540,000	510,300
144A 5.375% 4/15/25 #	286,000	282,425
144A 5.375% 7/15/26 #	20,000	19,525
Tribune Media 5.875% 7/15/22	433,000	440,578

		5,143,019

Real Estate Investment Trusts – 0.56%
American Tower 4.00% 6/1/25	600,000	582,395
Crown Castle International 5.25% 1/15/23	680,000	704,588
CyrusOne 5.375% 3/15/27	378,000	371,385
ESH Hospitality 144A 5.25% 5/1/25 #	494,000	473,623
GEO Group 6.00% 4/15/26	336,000	299,460
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	586,000	544,247
MGM Growth Properties Operating Partnership 4.50% 9/1/26	15,000	13,904
SBA Communications 4.875% 9/1/24	390,000	380,737

		3,370,339

Services – 0.50%
Advanced Disposal Services 144A 5.625% 11/15/24 #	544,000	537,200
Aramark Services 144A 5.00% 2/1/28 #	120,000	114,300
Ashtead Capital 144A 5.25% 8/1/26 #	690,000	679,650
Avis Budget Car Rental 144A 6.375% 4/1/24 #	249,000	244,219
Covanta Holding 5.875% 7/1/25	548,000	517,860
KAR Auction Services 144A 5.125% 6/1/25 #	200,000	188,000
Prime Security Services Borrower 144A 9.25% 5/15/23 #	636,000	675,750
United Rentals North America 5.875% 9/15/26	5,000	4,875

		2,961,854

Technology & Electronics – 0.63%
Apple 2.10% 9/12/22	600,000	572,803
Baidu 4.375% 3/29/28	500,000	485,654
CDK Global
5.00% 10/15/24	161,000	160,195
5.875% 6/15/26	570,000	567,863

29

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology & Electronics (continued)
CDW Finance 5.00% 9/1/25	156,000	$152,685
CommScope Technologies 144A 5.00% 3/15/27 #	561,000	463,526
First Data
144A 5.75% 1/15/24 #	605,000	609,537
144A 7.00% 12/1/23 #	17,000	17,595
Infor US 6.50% 5/15/22	447,000	446,441
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	285,000	291,239

		3,767,538

Telecommunications – 0.63%
C&W Senior Financing 144A 7.50% 10/15/26 #	250,000	242,345
Digicel Group 144A 7.125% 4/1/22 #	850,000	485,571
Level 3 Financing 5.375% 5/1/25	519,000	506,674
Myriad International Holdings 144A 4.85% 7/6/27 #	635,000	602,301
Sprint
7.125% 6/15/24	682,000	693,935
7.875% 9/15/23	22,000	23,155
Telecom Italia 144A 5.303% 5/30/24 #	200,000	188,500
T-Mobile USA 6.50% 1/15/26	370,000	384,800
Zayo Group
144A 5.75% 1/15/27 #	15,000	14,363
6.375% 5/15/25	627,000	617,595

		3,759,239

Transportation – 0.15%
DAE Funding 144A 5.75% 11/15/23 #	554,000	545,690
XPO Logistics 144A 6.125% 9/1/23 #	368,000	371,680

		917,370

Utilities – 0.61%
AES
5.50% 4/15/25	5,000	5,063
6.00% 5/15/26	103,000	106,605
Calpine
144A 5.25% 6/1/26 #	443,000	413,651
5.75% 1/15/25	230,000	212,175
DTE Energy 2.85% 10/1/26	525,000	476,439
Emera 6.75% 6/15/76 µ	500,000	512,750
Enel 144A 8.75% 9/24/73 #µ	200,000	210,500
Enel Finance International 144A 3.625% 5/25/27 #	480,000	414,328

30

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Exelon 3.497% 6/1/22	600,000	$582,407
National Rural Utilities Cooperative Finance 5.25% 4/20/46 µ	700,000	703,946

		3,637,864

Total Corporate Bonds (cost $85,304,346)		80,873,127

Leveraged Non-Recourse Security – 0.00%
JPMorgan Fixed Income Pass Through Trust Auction 144A 0.00% 1/15/87 #◆=	1,300,000	0

Total Leveraged Non-Recourse Security (cost $1,105,000)		0

Municipal Bonds – 5.13%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Revenue
(City Center Project) 144A 5.00% 5/1/42 #	500,000	519,805
Arizona Industrial Development Authority
(American Charter Schools Foundation Project) 144A 6.00% 7/1/47 #	1,000,000	1,024,840
Buckeye, Ohio Tobacco Settlement Financing Authority
(Asset-Backed Senior Turbo)
Series A-2 5.875% 6/1/47	1,250,000	1,186,075
Series A-2 6.00% 6/1/42	1,000,000	962,400
Series A-2 6.50% 6/1/47	750,000	743,460
California Municipal Finance Authority
(Senior Lien LINXS APM Project) Series A 5.00% 12/31/47 (AMT)	300,000	321,120
California State
(Various Purposes) 5.00% 11/1/43	1,000,000	1,093,750
California Statewide Communities Development Authority
(California Baptist University) Series A 6.375% 11/1/43	1,000,000	1,126,670
Capital Trust Agency
(University Bridge, LLC Student Housing Project) Series
A 144A 5.25% 12/1/58 #	1,000,000	980,330
City of Apple Valley, Minnesota
(Minnesota Senior Living Project) Series 2016 D 7.25% 1/1/52	1,000,000	975,460
City of Chicago, Illinois
(General Obligation Bonds Project) Series 2005D 5.50% 1/1/40	1,000,000	1,046,110
Colorado Health Facilities Authority Revenue
(Catholic Health Initiatives) Series A 5.25% 1/1/45	1,250,000	1,323,463

31

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Conley Road Transportation Development District, Missouri
5.375% 5/1/47	500,000	$500,915
Cuyahoga County, Ohio
(Metrohealth System)
5.00% 2/15/57	1,000,000	1,009,190
Series 2017 5.50% 2/15/57	1,000,000	1,057,900
Dallas/Fort Worth International Airport, Texas
Series H 5.00% 11/1/42 (AMT)	1,000,000	1,044,360
Dominion Water & Sanitation District, Colorado 6.00% 12/1/46	1,000,000	1,051,850
Golden State Tobacco Securitization Settlement Revenue
Series A-1 5.25% 6/1/47	500,000	497,380
Illinois State
Series A 5.00% 12/1/34	400,000	412,564
Series A 5.00% 4/1/38	100,000	102,057
Lower Alabama Gas District, Alabama
Series 2016 A 5.00% 9/1/46	1,000,000	1,144,660
M-S-R Energy Authority, California
Series 2009 C 6.50% 11/1/39	1,000,000	1,371,620
New Jersey Economic Development Authority
(School Facilities Construction Bonds) 5.00% 6/15/40	250,000	258,597
New Jersey Transportation Trust Fund Authority
(Transportation Program Bonds) Series AA 5.00%6/15/44	1,000,000	1,036,380
New York City Industrial Development Agency
(Brooklyn Navy Yard Cogeneration Partners, LP Project) 5.75% 10/1/36 (AMT)	750,000	757,073
New York Liberty Development Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	1,000,000	1,205,410
(World Trade Center Project) Class 1-3 144A 5.00% 11/15/44 #	1,000,000	1,022,150
New York State Thruway Authority
Series J 5.00% 1/1/41	1,000,000	1,080,760
New York Transportation Development
(Delta Air Lines, Inc. LaGuardia Airport Terminals C&D
Redevelopment Project) Series 2018 5.00% 1/1/34 (AMT)	500,000	546,080
Palm Beach County, Florida Health Facilities Authority
(Sinai Residences Boca Raton Project)
Series A 7.25% 6/1/34	65,000	72,771
Series A 7.50% 6/1/49	325,000	365,908
Public Authority for Colorado Energy Natural Gas Revenue
Series 2008 6.50% 11/15/38	1,000,000	1,346,550

32

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Public Finance Authority, Wisconsin
(Marys Woods at Marylhurst Project) Series 2017 A 144A 5.25% 5/15/47 #	1,000,000	$1,028,820
Salt Verde, Arizona Financial Senior Gas Revenue 5.00% 12/1/37	1,000,000	1,139,410
Tobacco Settlement Financing
Series 2018 B 5.00% 6/1/46	500,000	501,385
Utility Debt Securitization Authority, New York
(Restructuring) Series TE 5.00% 12/15/41	750,000	819,547

Total Municipal Bonds (cost $30,232,101)		30,676,820

Non-Agency Commercial Mortgage-Backed Security – 0.08%
JPMBB Commercial Mortgage Securities Trust
Series 2015-C33 A4 3.77% 12/15/48	500,000	499,542

Total Non-Agency Commercial Mortgage-Backed Security (cost $528,066)		499,542

Regional Bond – 0.07%Δ
Argentina – 0.07%
Provincia de Cordoba 144A 7.125% 8/1/27 #	500,000	387,750

Total Regional Bond (cost $492,500)		387,750

Loan Agreement – 0.00%
Republic of Angola 0.087% (LIBOR06M + 6.25%) 12/16/23 =•	21,313	20,183

Total Loan Agreement (cost $21,313)		20,183

Sovereign Bonds – 0.71%Δ
Argentina – 0.12%
Argentine Republic Government International Bond 6.875% 1/11/48	1,000,000	725,000

		725,000

Indonesia – 0.59%
Indonesia Government International Bonds
144A 5.125% 1/15/45 #	1,500,000	1,421,101
144A 6.75% 1/15/44 #	1,800,000	2,083,322

		3,504,423

Total Sovereign Bonds (cost $4,649,850)		4,229,423

33

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
US Treasury Obligations – 0.39%
US Treasury Notes
2.00% 10/31/22	340,000	$329,461
2.875% 8/15/28	2,045,000	2,021,954

Total US Treasury Obligations (cost $2,327,083)		2,351,415

	Number of shares
Preferred Stock – 0.67%
Bank of America 6.50% µy	440,000	460,350
Federal Home Loan Mortgage 6.02% y	40,000	191,000
GMAC Capital Trust I 8.401%(LIBOR03M + 5.785%) 2/15/40 •	5,000	127,500
LaSalle Hotel Properties 6.375% y	46,295	1,071,729
Taubman Centers 6.50% y	68,477	1,670,839
Washington Prime Group 6.875% y	28,700	515,452

Total Preferred Stock (cost $5,183,424)		4,036,870

Warrant – 0.00%
Wheeler Real Estate Investment Trust strike price $44.00, expiration date 4/29/19 †	43,188	432

Total Warrant (cost $358)		432

	Principal amount°
Short-Term Investments – 4.35%
Discount Note – 1.44%≠
Federal Home Loan Bank 1.333% 12/3/18	8,617,628	8,617,628

		8,617,628

Repurchase Agreements – 2.91%
Bank of America Merrill Lynch
2.20%, dated 11/30/18, to be repurchased on 12/3/18, repurchase price $2,102,246 (collateralized by US government obligations 1.50%–1.75% 12/31/20–2/28/23; market value $2,143,899)	2,101,860	2,101,860
Bank of Montreal
2.15%, dated 11/30/18, to be repurchased on 12/3/18, repurchase price $5,781,152 (collateralized by US government obligations 0.00%–3.75% 12/6/18–11/15/47; market value $5,895,719)	5,780,117	5,780,117

34

	Principal amount°	Value (US $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas
2.25%, dated 11/30/18, to be repurchased on 12/3/18, repurchase price $9,506,627 (collateralized by US government obligations 0.00%–2.875% 3/31/20–8/15/46; market value $9,694,943)	9,504,845	$9,504,845

		17,386,822

Total Short-Term Investments (cost $26,003,493)		26,004,450

Total Value of Securities – 99.85% (cost $593,374,233)		$597,581,229

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2018, the aggregate value of Rule 144A securities was $57,322,664, which represents 9.58% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Nov. 30, 2018. Rate will reset at a future date.

p

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At Nov. 30, 2018, the aggregate value of restricted securities was $9,669,139, which represented 1.62% of the Fund’s net assets. See table on next page for additional details on restricted securities.

y	No contractual maturity date.

†	Non-income producing security.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Nov. 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual

35

Schedule of investments
Delaware Wealth Builder Fund

mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Merion Champion’s Walk	8/4/17	$2,384,862	$2,401,352
Merion Champion’s Walk	2/13/18	61,859	62,287
Merion Champion’s Walk	7/11/18	64,630	62,287
Merion Champion’s Walk	10/22/18	65,565	62,287
Merion Countryside	5/11/16	1,547,718	3,063,623
Merion Countryside	4/7/17	142,013	248,402
Merion Countryside	5/3/18	88,296	138,001
Merion The Ledges	9/26/18	3,822,000	3,630,900

Total		$8,176,943	$9,669,139

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at Nov. 30, 2018:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Depreciation
BNYM	JPY (2,990,899)	USD 26,327	12/3/18	$(24)

Futures Contracts
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Variation Margin Due from (Due to Brokers)
(50)	E-mini S&P 500 Index	$(6,895,750)	$(6,929,234)	12/24/18	$33,484	$(35,250)

Swap Contracts
CDS Contracts[2]
Variation
				Upfront		Margin
Reference Obligation/		Annual		Payments		Due from
Termination Date/	Notional	Protection		Paid	Unrealized	(Due to)
Payment Frequency	Amount[3]	Payments	Value	(Received)	Appreciation[4]	Brokers
Centrally Cleared/ Protection Purchased:
CDX.NA.HY.31[5] 12/20/23-Quarterly	8,500,000	5.00%	$(376,678)	$(440,587)	$63,909	$17,757

36

The use of foreign currency exchange contracts, futures contracts, and swap contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contract and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 9 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

3Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of $(26,131).

5Markit’s CDX.NA.HY Index is composed of one hundred (100) of the most liquid North American entities with high yield credit ratings that trade in the CDS market.

Summary of abbreviations:

ADR – American Depositary Receipt

AMT – Subject to Alternative Minimum Tax

BNYM – The Bank of New York Mellon

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North America High Yield

ETF – Exchange-Traded Fund

GDR – Global Depository Receipt

ICE – Intercontinental Exchange

JPY – Japanese Yen

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

SPDR – S&P Depositary Receipts

S&P – Standard & Poor’s

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

37

Statement of assets and liabilities
Delaware Wealth Builder Fund	November 30, 2018

Assets:
Investments, at value[1]	$597,581,229
Cash	89,674
Cash collateral due from broker	1,075,383
Foreign currencies, at value[2]	156,588
Dividends and interest receivable	3,490,686
Receivable for securities sold	1,503,084
Foreign tax reclaims receivable	469,432
Receivable for fund shares sold	73,482
Variation margin due from broker on centrally cleared credit default swap contracts	17,757
Other assets[3]	270,461

Total assets	604,727,776

Liabilities:
Payable for securities purchased	3,222,641
Payable for fund shares redeemed	864,802
Upfront payments received on centrally cleared credit default swap contracts	440,587
Contingent liabilities[3]	901,538
Investment management fees payable to affiliates	315,950
Distribution fees payable to affiliates	170,779
Dividend disbursing and transfer agent fees and expenses payable	104,849
Other accrued expenses	97,846
Swap payments payable	85,000
Variation margin due to broker on futures contracts	35,250
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,913
Trustees’ fees and expenses payable	4,780
Accounting and administration expenses payable to affiliates	2,201
Legal fees payable to affiliates	978
Reports and statements to shareholders expenses payable to affiliates	515
Unrealized depreciation on foreign currency exchange contracts	24

Total liabilities	6,252,653

Total Net Assets	$598,475,123

38

Net Assets Consist of:
Paid-in capital	$565,479,834
Total distributable earnings (loss)	32,995,289

Total Net Assets	$598,475,123

Net Asset Value
Class A:
Net assets	$273,383,565
Shares of beneficial interest outstanding, unlimited authorization, no par	19,316,004
Net asset value per share	$14.15
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$15.01

Class C:
Net assets	$137,402,641
Shares of beneficial interest outstanding, unlimited authorization, no par	9,690,502
Net asset value per share	$14.18

Class R:
Net assets	$1,968,529
Shares of beneficial interest outstanding, unlimited authorization, no par	139,062
Net asset value per share	$14.16

Institutional Class:
Net assets	$185,720,388
Shares of beneficial interest outstanding, unlimited authorization, no par	13,123,869
Net asset value per share	$14.15

[1]Investments, at cost	$593,374,233
[3]Foreign currencies, at cost	155,274
[3]See Note 14 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

39

Statement of operations
Delaware Wealth Builder Fund	Year ended November 30, 2018

Investment Income:
Dividends	$13,757,400
Interest	10,148,107
Foreign tax withheld	(472,049)

23,433,458

Expenses:
Management fees	4,265,545
Distribution expenses – Class A	706,443
Distribution expenses – Class C	1,881,590
Distribution expenses – Class R	14,900
Dividend disbursing and transfer agent fees and expenses	702,342
Accounting and administration expenses	152,155
Legal fees	120,270
Reports and statements to shareholders expenses	103,200
Audit and tax fees	64,879
Custodian fees	62,955
Registration fees	62,416
Trustees’ fees and expenses	31,932
Other	69,543

Expenses before interest expense	8,238,170
Interest expense	1,218
Less expenses paid indirectly	(8,997)

Total operating expenses	8,230,391

Net Investment Income	15,203,067

40

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$33,920,796
Foreign currencies	(20,352)
Foreign currency exchange contracts	(20,964)
Futures contracts	(1,055,995)
Options written	355
Swap contracts	(612,405)

Net realized gain	32,211,435

Net change in unrealized appreciation (depreciation) of:
Investments	(53,260,146)
Foreign currencies	(19,603)
Foreign currency exchange contracts	(24)
Futures contracts	973,345
Swap contracts	312,252

Net change in unrealized appreciation (depreciation)	(51,994,176)

Net Realized and Unrealized Loss	(19,782,741)

Net Decrease in Net Assets Resulting from Operations	$(4,579,674)

See accompanying notes, which are an integral part of the financial statements.

41

Statements of changes in net assets
Delaware Wealth Builder Fund

	Year ended
	11/30/18	11/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$15,203,067	$16,487,907
Net realized gain	32,211,435	26,446,430
Net change in unrealized appreciation (depreciation)	(51,994,176)	23,132,642

Net increase (decrease) in net assets resulting from operations	(4,579,674)	66,066,979

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(7,546,199)	(6,460,107)
Class C	(3,570,496)	(4,557,137)
Class R	(67,220)	(61,239)
Institutional Class	(5,777,766)	(5,303,643)

	(16,961,681)	(16,382,126)

Capital Share Transactions:
Proceeds from shares sold:
Class A	58,772,382	50,478,605
Class C	6,019,571	17,815,034
Class R	744,682	722,521
Institutional Class	49,348,771	96,767,403

Net assets from merger**:
Class A	34,209,151	—
Class C	10,597,997	—
Class R	1,907,750	—
Institutional Class	4,798,603	—

42

	Year ended
	11/30/18	11/30/17
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$7,101,684	$6,003,456
Class C	3,383,522	4,192,231
Class R	72,796	60,760
Institutional Class	5,187,021	4,701,398

	182,143,930	180,741,408

Cost of shares redeemed:
Class A	(73,756,847)	(89,148,963)
Class C	(102,200,279)	(97,966,095)
Class R	(2,999,542)	(1,866,979)
Institutional Class	(68,536,803)	(62,703,837)

	(247,493,471)	(251,685,874)

Decrease in net assets derived from capital share transactions	(65,349,541)	(70,944,466)

Net Decrease in Net Assets	(86,890,896)	(21,259,613)

Net Assets:
Beginning of year	685,366,019	706,625,632

End of year[1]	$598,475,123	$685,366,019

[1]

Net Assets – End of year includes undistributed net investment income of $125,078 in 2017. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Nov. 30, 2018, the Fund has adopted amendments to Regulation S-X (see Note 15 in “Notes to financial statements”). For the year ended Nov. 30, 2017 the dividends and distributions to shareholders were as follows:

	Class A	Class C	Class R	Institutional Class
Dividends from net investment income	$(6,460,107)	$(4,557,137)	$(61,239)	$(5,303,643)

**See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

43

Financial highlights

Delaware Wealth Builder Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3,4]
Ratio of net investment income to average net assets[5]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	The ratios of expenses to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2018, 2017, and 2016 were 1.09%, 1.09%, and 1.12%, respectively.
[5]	The ratios of net investment income to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2018, 2017, and 2016 were 2.40%, 2.51%, and 2.05%, respectively.

See accompanying notes, which are an integral part of the financial statements.

44

Year ended

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$14.62	$13.64	$13.16	$13.73	$12.81

0.35	0.36	0.27	0.32	0.31
(0.43)	0.98	0.52	(0.58)	0.92

(0.08)	1.34	0.79	(0.26)	1.23

(0.34)	(0.36)	(0.31)	(0.31)	(0.31)
(0.05)	—	—	—	—

(0.39)	(0.36)	(0.31)	(0.31)	(0.31)

$14.15	$14.62	$13.64	$13.16	$13.73

(0.56% )	9.90%	6.11%	(1.91% )	9.74%

$273,384	$256,157	$270,324	$291,876	$315,098
1.09%	1.09%	1.13%	1.10%	1.10%
2.41%	2.51%	2.04%	2.38%	2.35%
57%	81%	102%	67%	56%

45

Financial highlights

Delaware Wealth Builder Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3,4]
Ratio of net investment income to average net assets[5]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	The ratios of expenses to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2018, 2017, and 2016 were 1.84%, 1.84%, and 1.87%, respectively.
[5]	The ratios of net investment income to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2018, 2017, and 2016 were 1.65%, 1.76%, and 1.30%, respectively.

See accompanying notes, which are an integral part of the financial statements.

46

Year ended

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$14.65	$13.66	$13.18	$13.75	$12.83

0.24	0.25	0.17	0.22	0.21
(0.43)	0.99	0.52	(0.58)	0.92

(0.19)	1.24	0.69	(0.36)	1.13

(0.23)	(0.25)	(0.21)	(0.21)	(0.21)
(0.05)	—	—	—	—

(0.28)	(0.25)	(0.21)	(0.21)	(0.21)

$14.18	$14.65	$13.66	$13.18	$13.75

(1.34% )	9.13%	5.30%	(2.63% )	8.90%

$137,403	$225,604	$283,243	$298,833	$308,975
1.84%	1.84%	1.88%	1.85%	1.85%
1.66%	1.76%	1.29%	1.63%	1.60%
57%	81%	102%	67%	56%

47

Financial highlights

Delaware Wealth Builder Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3,4]
Ratio of net investment income to average net assets[5]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in a net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	The ratios of expenses to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2018, 2017, and 2016 were 1.34%, 1.34%, and 1.37%, respectively.
[5]	The ratios of net investment income to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2018, 2017, and 2016 were 2.15%, 2.26%, and 1.80%, respectively.

See accompanying notes, which are an integral part of the financial statements.

48

Year ended

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$14.62	$13.63	$13.16	$13.73	$12.81

0.31	0.32	0.24	0.29	0.28
(0.42)	0.99	0.51	(0.58)	0.92

(0.11)	1.31	0.75	(0.29)	1.20

(0.30)	(0.32)	(0.28)	(0.28)	(0.28)
(0.05)	—	—	—	—

(0.35)	(0.32)	(0.28)	(0.28)	(0.28)

$14.16	$14.62	$13.63	$13.16	$13.73

(0.78% )	9.70%	5.76%	(2.15% )	9.46%

$1,968	$2,320	$3,229	$3,682	$3,983
1.34%	1.34%	1.38%	1.35%	1.35%
2.16%	2.26%	1.79%	2.13%	2.10%
57%	81%	102%	67%	56%

49

Financial highlights

Delaware Wealth Builder Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3,4]
Ratio of net investment income to average net assets[3,5]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	The ratios of expenses to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2018, 2017, and 2016 were 0.84%, 0.84%, and 0.87%, respectively.
[5]	The ratios of net investment income to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2018, 2017, and 2016 were 2.65%, 2.76%, and 2.30%, respectively.

See accompanying notes, which are an integral part of the financial statements.

50

Year ended

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$14.63	$13.64	$13.16	$13.73	$12.81

0.38	0.39	0.30	0.36	0.35
(0.43)	0.99	0.52	(0.58)	0.92

(0.05)	1.38	0.82	(0.22)	1.27

(0.38)	(0.39)	(0.34)	(0.35)	(0.35)
(0.05)	—	—	—	—

(0.43)	(0.39)	(0.34)	(0.35)	(0.35)

$14.15	$14.63	$13.64	$13.16	$13.73

(0.37% )	10.24%	6.37%	(1.66% )	10.01%

$185,720	$201,285	$149,830	$147,133	$149,914
0.84%	0.84%	0.88%	0.85%	0.85%
2.66%	2.76%	2.29%	2.63%	2.60%
57%	81%	102%	67%	56%

51

Notes to financial statements
Delaware Wealth Builder Fund	November 30, 2018

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Wealth Builder Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek to provide high current income and an investment that has the potential for capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Other debt securities and credit default swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the

52

settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended Nov. 30, 2018 and for all open tax years (years ended Nov. 30, 2015–Nov. 30, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Nov. 30, 2018, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Underlying Funds – The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund invests include ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement,

53

Notes to financial statements
Delaware Wealth Builder Fund

1. Significant Accounting Policies (continued)

retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2018, and matured on the next business day.

Short Sales – The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration or for such other purposes consistent with the Fund’s investment objectives and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded

54

on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gain (loss) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2018.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2018, the Fund earned $8,107 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2018, the Fund earned $890 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of all funds within the

55

Notes to financial statements
Delaware Wealth Builder Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Nov. 30, 2018, the Fund was charged $29,244 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds from Dec. 1, 2017 through June 30, 2018 at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. Effective July 1, 2018, the Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the transfer agent agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2018, the Fund was charged $104,724 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of Class R shares. The fees are calculated daily and paid monthly. Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2018, the Fund was charged $26,320 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2018, DDLP earned $29,149 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2018, DDLP received gross CDSC commissions of $1,234 and $8,619 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

56

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the amount of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended Nov. 30, 2018 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2018, the Fund engaged in Rule 17a-7 securities purchases of $1,049,919, and Rule 17a-7 securities sales of $6,552,498, which resulted in net realized losses of ($23,209).

3. Investments

For the year ended Nov. 30, 2018, the Fund made purchases and sales of investment securities other than US government securities and short-term investments as follows:

Purchases other than US government securities	$356,901,038
Purchases of US government securities	5,960,616
Sales other than US government securities	463,471,391
Sales of US government securities	19,918,306

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Nov. 30, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$598,878,568

Aggregate unrealized appreciation of investments and derivatives	$40,697,737
Aggregate unrealized depreciation of investments and derivatives	(41,897,707)

Net unrealized depreciation of investments and derivatives	$(1,199,970)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market

57

Notes to financial statements
Delaware Wealth Builder Fund

3. Investments (continued)

participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

58

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2018:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock
Communication Services	$17,393,171	$1,300,374	$—	$18,693,545
Consumer Discretionary	17,086,176	4,617,083	—	21,703,259
Consumer Staples	21,889,514	2,096,389	—	23,985,903
Diversified REITs	6,682,908	—	—	6,682,908
Energy	32,432,162	732,178	—	33,164,340
Financials	39,479,372	5,384,541	—	44,863,913
Healthcare	74,010,530	2,623,576	—	76,634,106
Healthcare REITs	7,722,436	—	—	7,722,436
Hotel REITs	1,665,723	—	—	1,665,723
Industrial REITs	1,106,364	—	—	1,106,364
Industrials	18,604,055	5,748,600	—	24,352,655
Information Technology	26,645,140	660,431	—	27,305,571
Mall REITs	3,061,816	—	—	3,061,816
Manufactured Housing REITs	1,631,831	—	—	1,631,831
Materials	7,119,180	815,920	—	7,935,100
Multifamily REITs	17,486,024	—	—	17,486,024
Office REITs	2,272,347	—	—	2,272,347
Real Estate Operating/Development	—	2,542,285	—	2,542,285
Self-Storage REITs	221,239	—	—	221,239
Shopping Center REITs	1,294,173	—	—	1,294,173
Single Tenant REITs	3,485,767	—	—	3,485,767
Specialty REITs	7,946,170	—	—	7,946,170
Utilities	7,645,369	496,366	—	8,141,735
Exchange-Traded Funds	9,702,288	—	—	9,702,288
Limited Partnerships[1]	15,258	—	9,669,138	9,684,396
Master Limited Partnerships	2,384,711	—	—	2,384,711
Convertible Preferred Stock[1]	6,808,260	6,735,147	—	13,543,407
Corporate Debt	—	146,999,310	—	146,999,310
Leveraged Non-Recourse Security	—	—	—	—
Municipal Bonds	—	30,676,820	—	30,676,820
Non-Agency Commercial Mortgage-Backed Security	—	499,542	—	499,542
Loan Agreements	—	—	20,183	20,183
Foreign Debt	—	4,617,173	—	4,617,173
US Treasury Obligations	—	2,351,415	—	2,351,415

59

Notes to financial statements
Delaware Wealth Builder Fund

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Preferred Stock[1]	$3,385,520	$651,350	$—	$4,036,870
Warrant	432	—	—	432
Closed End Fund	3,161,022	—	—	3,161,022
Short-Term Investments	—	26,004,450	—	26,004,450

Total Value of Securities	$342,338,958	$245,552,950	$9,689,321	$597,581,229

Derivatives[2]
Assets:
Futures Contracts	$33,484	$—	$—	$33,484
Swap Contract	—	63,909	—	63,909
Liabilities:
Foreign Currency Exchange Contracts	$—	$(24)	$—	$(24)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total value of these security types:

	Level 1	Level 2	Level 3	Total
Limited Partnerships	0.16%	—	99.84%	100.00%
Convertible Preferred Stock	50.27%	49.73%	—	100.00%
Preferred Stock	83.86%	16.14%	—	100.00%

2Foreign currency exchange contracts, futures contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.

During the year ended Nov. 30, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

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A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets.

	Limited Partnerships	Loan Agreements	Total
Beginning balance Nov. 30, 2017	$5,078,221	$—	$5,078,221
Purchases	4,112,419	23,250	4,135,669
Sales	—	(1,937)
Return of capital on investments	(394,888)	—	(394,888)
Net change in unrealized appreciation (depreciation)	873,386	(1,130)	872,256

Ending balance Nov. 30, 2018	$9,669,138	$20,183	$9,689,321

Net change in unrealized appreciation from investments still held at the end of the year	$873,386	$(1,130)	$872,256

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

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Notes to financial statements
Delaware Wealth Builder Fund

3. Investments (continued)

Quantitative information about Level 3 fair value measurements for the Fund are as follows:

Assets	Value	Valuation Techniques	Unobservable Inputs
Limited Partnership	$3,450,026	Market cap rate method	Trailing 12 months NOI, adjusted for assets and liabilities; liquidity discount
Limited Partnership	6,219,112	Acquisition price	Acquisition price adjusted for liquidity discount
Bank Loan	20,183	Valued by 3rd party	Unadjusted price provided by 3rd party

Total	$9,689,321

A significant change to the inputs may result in a significant change to the valuation.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2018 and 2017 were as follows:

	Year ended
	11/30/18	11/30/17
Ordinary income	$14,654,949	$16,382,126
Long-term capital gain	2,306,732	—

Total	$16,961,681	$16,382,126

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2018, the components of net assets on a tax basis were as follows

Shares of beneficial interest	$565,479,834
Undistributed ordinary income	2,121,202
Undistributed long-term capital gains	32,705,133
Other temporary differences	(631,076)
Net unrealized depreciation of investments, foreign currencies, and derivatives	(1,199,970)

Net assets	$598,475,123

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and straddles, mark-to-market on forward currency contracts, mark-to-market of passive foreign investment companies, tax treatment of contingent payment on debt instruments, partnership income, trust preferred securities, market discount and premium on debt instruments, mark-to-market on futures and CDS contracts, deemed dividend income, and troubled debt.

62

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to partnership expenses and ROCSOP adjustment from Delaware Foundation® Growth Allocation Fund. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2018, the Fund recorded the following reclassifications:

Distributable earnings	$(776,940)
Paid-in capital	776,940

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/18	11/30/17
Shares sold:
Class A	4,082,871	3,558,392
Class C	414,960	1,260,578
Class R	51,084	49,560
Institutional Class	3,412,530	6,849,903

Shares from merger:
Class A	2,344,699	—
Class C	725,393	—
Class R	130,757	—
Institutional Class	328,897	—

Shares issued upon reinvestment of dividends and distributions:
Class A	494,157	423,219
Class C	234,968	295,329
Class R	5,054	4,288
Institutional Class	360,758	331,025

	12,586,128	12,772,294

Shares redeemed:
Class A	(5,120,956)	(6,290,900)
Class C	(7,087,765)	(6,895,030)
Class R	(206,501)	(132,046)
Institutional Class	(4,741,179)	(4,406,185)

	(17,156,401)	(17,724,161)

Net decrease	(4,570,273)	(4,951,867)

63

Notes to financial statements
Delaware Wealth Builder Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables on the previous page and on the “Statements of changes in net assets.” For the years ended Nov. 30, 2018 and 2017, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
Year ended	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
11/30/18	27,361	374,773	298,584	106,942	$5,847,175
11/30/17	1,609,809	119,691	10,386	1,718,180	24,317,380

7. Fund Merger

As of the close of business on Dec. 15, 2017, the Fund acquired all of the assets and liabilities of Delaware Foundation® Growth Allocation Fund (“Acquired Fund”), an open-end investment company, in exchange for the shares of Delaware Wealth Builder Fund (“Acquiring Fund”) pursuant to a Plan and Agreement of Reorganization (“Reorganization”). For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Fund by a taxable exchange prior to the Reorganization, as shown in the following table:

	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Acquired Fund Net Assets	Conversion Ratio
Class A	3,642,448	2,344,699	$34,209,151	0.644
Class C	1,167,237	725,393	10,597,997	0.621
Class R	205,030	130,757	1,907,750	0.638
Institutional Class	507,236	328,897	4,798,603	0.648

The net assets of the Acquiring Fund before the acquisition were $687,884,216. The net assets of the Acquiring Fund immediately following the acquisition were $739,397,717.

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If the acquisition had been completed on Dec. 1, 2017, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended Nov 30, 2018, would have been as follows (unaudited):

Net investment income	$15,806,818	(a)
Net realized gain	36,664,200	(b)
Net change in unrealized appreciation (depreciation)	(50,776,959	)(c)

Net increase in net assets resulting from operations	$1,694,059

(a)$15,203,067, as reported in the Statement of operations, plus $603,751 net investment income from Delaware Foundation® Growth Allocation Fund pre-merger.

(b)$32,211,435, as reported in the Statement of operations, plus $4,452,765 net realized gain from Delaware Foundation Growth Allocation Fund pre-merger.

(c)$(51,994,176), as reported in the Statement of operations, plus $1,217,217 net change in unrealized appreciation (depreciation) from Delaware Foundation Growth Allocation Fund pre-merger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s Statement of operations since Dec. 18, 2017.

8. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The revolving line of credit available was reduced from $155,000,000 to 130,000,000 on Sept. 6, 2018. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Fund, along with the other Participants, entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased from $190,000,000 to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Fund had no amounts outstanding as of Nov. 30, 2018, or at any time during the year then ended.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

65

Notes to financial statements
Delaware Wealth Builder Fund

9. Derivatives (continued)

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Nov. 30, 2018, the Fund entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Nov. 30, 2018, the Fund posted $312,000 in

66

cash as margin for open futures contracts, which is included in “Cash collateral due from broker” on the “Statement of assets and liabilities.”

During the year ended Nov. 30, 2018, the Fund used futures contracts to hedge currency risks associated with the Fund’s investments.

Options Contracts – The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no open written option contracts at Nov. 30, 2018.

During the year ended Nov. 30, 2018, the Fund used options contracts to receive premiums for writing options.

Swap Contracts – The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or

67

Notes to financial statements
Delaware Wealth Builder Fund

9. Derivatives (continued)

basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Nov. 30, 2018, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for central cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended Nov. 30, 2018, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Nov. 30, 2018, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At Nov. 30, 2018, the Fund posted $763,383 in cash collateral for open centrally cleared CDS contracts, which is included in “Cash collateral due from broker” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of Nov. 30, 2018 were as follows:

	Asset Derivatives Fair Value
	Equity	Credit
Statements of Assets and Liabilities Location	Contracts	Contracts	Total
Variation margin due from broker on centrally cleared credit default swap contracts	$—	$63,909	$63,909
Variation margin due from broker on futures contracts*	33,484		33,484

Total	$33,484	$63,909	$97,393

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Liability Derivatives
Fair Value
Currency
Statements of Assets and Liabilities Location	Contracts
Unrealized depreciation on foreign currency exchange contracts	$24

*Includes cumulative appreciation/depreciation of futures contracts from the date the contracts were opened through Nov. 30, 2018. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended Nov. 30, 2018 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Swap Contracts	Total
Currency contracts	$(20,964)	$—	$—	$—	$(20,964)
Interest rate contracts	—	71,550	—	—	71,550
Equity contracts	—	(1,127,545)	355	—	(1,127,190)
Credit contracts	—	—	—	(612,405)	(612,405)

Total	$(20,964)	$(1,055,995)	$355	$(612,405)	$(1,689,009)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures	Swap
	Contracts	Contracts	Contracts	Total
Currency contracts	$(24)	$—	$—	$(24)
Equity contracts	—	973,345	—	973,345
Credit contracts	—	—	312,252	312,252

Total	$(24)	$973,345	$312,252	$1,285,573

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2018.

	Long Derivatives Volume	Short Derivatives Volume
Foreign currency exchange contracts (average cost)	$177,537	$563,631
Futures contracts (average notional value)	83,745	17,605,695
Options contracts (average notional value)	—	14
CDS contracts (average notional value)*	10,802,044	—

*Long represents buying protection and short represents selling protection.

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Notes to financial statements
Delaware Wealth Builder Fund

10. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2018, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
The Bank of New York Mellon	—	$(24)	$(24)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
The Bank of New York Mellon	$(24)	$—	$—	$—	$—	$(24)

Master Repurchase Agreements

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the

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excess to the counterparty. As of Nov. 30, 2018, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$2,101,860	$(2,101,860)	$—	$(2,101,860)	$—
Bank of Montreal	5,780,117	(5,780,117)	—	(5,780,117)	—
BNP Paribas	9,504,845	(9,504,845)	—	(9,504,845)	—

Total	$17,386,822	$(17,386,822)	$—	$(17,386,822)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Nov. 30, 2018.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

11. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

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Notes to financial statements
Delaware Wealth Builder Fund

11. Securities Lending (continued)

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2018, the Fund had no securities out on loan.

12. Credit and Market Risk

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

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The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2018. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund

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Notes to financial statements
Delaware Wealth Builder Fund

12. Credit and Market Risk (continued)

might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and restricted securities held by the Fund have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

13. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

14. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Management believes the matter subject to the litigation notice may lead to a recovery from the Fund of certain amounts received by the Fund because a US Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based on the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund (and other similarly situated lenders) should not have received payment in

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full. Based on currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $901,538 and an asset of $270,461 based on the expected recoveries to unsecured creditors as of Nov. 30, 2018 that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

15. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Fund’s financial statements.

16. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2018, that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V and Shareholders of Delaware Wealth Builder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Wealth Builder Fund (one of the funds constituting Delaware Group® Equity Funds V, referred to hereafter as the “Fund”) as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statements of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Other Fund information (Unaudited)

Delaware Wealth Builder Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2018, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	13.60%
(B) Ordinary Income Distribution (Tax Basis)[1]	86.40%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[2]	52.72%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on the Fund’s ordinary income distributions.

[1]

For the fiscal year ended Nov. 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 78.00%. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV, as applicable.

[2]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended Nov. 30, 2018, certain interest income paid by the Fund has been determined to be Qualified Interest Income and Short Term Capital Gains, which may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2018, the Fund has reported maximum distributions of Qualified Interest Income and Short Term Capital Gains of $6,819,950 and $1,393,649, respectively.

Board consideration of advisory agreement for Delaware Wealth Builder Fund at a meeting held August 15-16, 2018

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Wealth Builder Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included

77

Other Fund information (Unaudited)

Delaware Wealth Builder Fund

Board consideration of advisory agreement for Delaware Wealth Builder Fund at a meeting held August 15-16, 2018 (continued)

materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders (a) through each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance

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of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2018. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional flexible portfolio funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the second quartile of its Performance Universe and the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with the Fund’s intermediate- and long-term performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered

79

Other Fund information (Unaudited)
Delaware Wealth Builder Fund

Board consideration of advisory agreement for Delaware Wealth Builder Fund at a meeting held August 15-16, 2018 (continued)

the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2018, the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

80

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Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

82

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[3]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas —UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)

Managing Member,	59	None
Stonebrook Capital
Management, LLC (financial
technology: macro factors
and databases)
(January 1993–Present)

Chief Executive Officer,	59	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)

[3]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

83

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

84

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	59	Director and Audit Committee
(April 2011–Present)		Member — Hercules
		Technology Growth
		Capital, Inc.
		(July 2004–July 2014)

President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
		Member — Community
President —		Health Systems
Franklin & Marshall College
(July 2002–July 2010)		Director — Drexel
		Morgan & Co.

		Director; Audit Committee
		Member — vTv
		Therapeutics LLC

		Director; Audit Committee
		Member — FS Credit Real
		Estate Income Trust, Inc.

Private Investor	59	None
(2004–Present)

85

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

86

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director —
Carrizo Oil & Gas, Inc.
Executive Advisor to Dean		(March 2018–Present)
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Vice Chairman	59	Director — HSBC North
(2010–April 2013) —		America Holdings Inc.
PNC Financial		(December 2013–Present)
Services Group
Director — HSBC USA Inc.
(July 2014–Present)

Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–April 2018)

87

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

88

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Chief Executive Officer	59	Director of H&R Block
and President —		Corporation
Gore Creek		(July 2008–Present);
Capital, Ltd.		Director of Grange
(August 2009–Present)		Insurance (2013-Present);
Trustee of Merger Fund
(August 2009-Present),
WCM Alternatives:
Event-Driven Fund
(March 2017-Present),
and WCM Alternatives:
Credit Event Fund
(December 2017-Present)
Vice President and Treasurer	59	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

89

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

90

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.

Richard Salus has served	59	None[2]
in various executive capacities
at different times at
Macquarie Investment
Management.

91

About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	Lucinda S. Landreth	Thomas K. Whitford
President and	Former Chief Executive	Former Chief Investment	Former Vice Chairman
Chief Executive Officer	Officer	Officer	PNC Financial Services Group
Delaware Funds ®	Private Wealth Management	Assurant, Inc.	Pittsburgh, PA
by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL	Christianna Wood Chief Executive Officer and President Gore Creek Capital, Ltd. Golden, CO Janet L. Yeomans Former Vice President and
Jerome D. Abernathy Managing Member Stonebrook Capital Management, LLC New York, NY	John A. Fry President Drexel University Philadelphia, PA		Treasurer 3M Company St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Wealth Builder Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

92

US equity mutual fund

Delaware Small Cap Core Fund

November 30, 2018

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Small Cap Core Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions

•	View statements and tax forms

•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2018, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Small Cap Core Fund	December 11, 2018

Performance preview (for the year ended November 30, 2018)
Delaware Small Cap Core Fund (Institutional Class shares)	1-year return	+0.69%
Delaware Small Cap Core Fund (Class A shares)	1-year return	+0.44%
Russell 2000® Index (benchmark)	1-year return	+0.57%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Small Cap Core Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Small-cap stocks experienced periods of volatility during the Fund’s fiscal year ended Nov. 30, 2018. The Fund’s benchmark, the Russell 2000 Index, reached a new all-time high in August 2018 and then began a decline in September, finishing the fiscal year with a total return of 0.57%. Growth stocks led the small-cap market during the fiscal year as the Russell 2000® Growth Index appreciated 2.81% and the Russell 2000® Value Index fell 1.83%. Larger-cap companies outperformed during the fiscal year, with the Russell 1000® Index gaining 5.92% and the smallest segment of the US equity market, tracked by the Russell Microcap® Index, declining 1.64%.

The benchmark ended the fiscal year trading at a forward price-to-earnings (P/E) ratio of 15.4x after starting the fiscal year at 19.3x. The valuation compression was a result of earnings-per-share (EPS) growth. On a relative basis, the Russell 2000 Index trades at a 4% discount to the Russell 1000 Index, which is significantly lower than the long-term average of a 4% small-cap premium. During the fiscal year, the companies in the Russell 2000 Index with higher P/E ratios outperformed companies with lower P/E ratios; additionally, high-beta (more volatile) stocks outperformed low-beta stocks. Within the benchmark, the more growth-oriented consumer discretionary, technology, and healthcare sectors were the strongest performing. Companies in the credit cyclicals, energy, and basic materials

We continue to maintain our

strategy of investing in companies

that, in our view, have strong

balance sheets and cash flow,

sustainable competitive

advantages, and high-quality

management teams with the ability

to deliver value to shareholders.

Portfolio management review

Delaware Small Cap Core Fund

sectors of the benchmark were the weakest performing during the fiscal year, with all three declining by more than 10%.

On the economic front, the third-quarter gross domestic product (GDP) growth rate was a strong 3.4%. This put full-year 2018 GDP growth on pace to achieve close to 3%. Historically, the optimal GDP growth rate for small-cap equity performance has been between 2% and 4%. The unemployment rate reached its lowest level since 1969, at 3.7%, in November 2018.

With respect to the survey data that we carefully monitor, the Conference Board Consumer Confidence Index® (1985=100, SA) continued to measure above 100, with a November survey of 136.4. This index has remained above 135 for three consecutive months, a level we haven’t seen since October 2000. The National Federation of Independent Business (NFIB) Small Business Optimism Index ended a historic two-year, month-over-month positive trend, with a still strong November reading of 104.8, down from 107.4 in October. Economic activity in the manufacturing sector continued to expand. The Purchasing Managers’ Index was strong, with a reading of 59.3 for November. Overall, these readings indicate a relatively healthy economy, albeit one that we continue to carefully monitor.

Within the Fund

For the fiscal year ended Nov. 30, 2018, Delaware Small Cap Core Fund outperformed its benchmark, the Russell 2000 Index. The Fund’s Institutional Class shares gained 0.69%. The Fund’s Class A shares gained 0.44% at net asset value (NAV) and declined 5.34% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark rose 0.57%. For complete, annualized performance of Delaware Small Cap Core Fund, please see the table on page 4.

During the fiscal year, stock selection was the largest contributor to the Fund’s relative outperformance. Stock selection in the consumer discretionary, communications services, technology, and healthcare sectors provided the largest performance benefit to the Fund. Risk factors generally contributed to performance, with the Fund’s underweight to residual volatility providing the most notable contribution. Stock selection in the finance and consumer services sectors detracted from the Fund’s performance during the fiscal year.

In the technology sector, stock selection contributed to the Fund’s performance, led by businesses in the software, semiconductors, and Internet industries. Shares of online and mobile restaurant pick-up and delivery company GrubHub Inc. outperformed during the fiscal year. The company’s outperformance resulted from consistently beating earnings expectations and a number of key business developments. GrubHub announced a transformative partnership with Yum! Brands in February 2018, which boosted the stock’s price. This partnership will leverage Yum! Brands’ Pizza Hut delivery infrastructure, the largest in the nation, to deliver food from GrubHub clients as well as Yum! Brands’ other restaurants: Taco Bell and KFC. Additionally, GrubHub benefited from acquiring restaurant software company, LevelUp. We have been gradually exiting the Fund’s position in GrubHub as the company graduated from the Russell 2000 Index during the 2018 Russell US Index Reconstitution.

Stock selection in the consumer discretionary sector boosted returns for the Fund, led by recreational powerboat manufacturer and distributor Malibu Boats Inc. Malibu Boats reported multiple quarters of strong earnings and revenue growth during the fiscal year. After successfully acquiring and integrating luxury powerboat company Cobalt Boats in 2017, Malibu Boats signed a definitive agreement to acquire Pursuit Boats from privately held S2 Yachts in August 2018. Pursuit Boats is a leader in the saltwater outboard fishing-boat market, a new market for Malibu Boats to operate in. We maintained the Fund’s position in Malibu Boats as the business continues to elevate its positioning in the market, innovate, and grow earnings to support its valuation.

At the sector level, stock selection in healthcare contributed, while within each industry of the sector, performance results were slightly mixed. The Fund’s holdings in the life sciences and diagnostics industry contributed, led by shares of Repligen Corp. Repligen focuses on the design and manufacturing of products used in the production of biologic drugs. Repligen’s earnings and revenues were strong during the fiscal year, which helped propel the stock’s price. The company reported order momentum across its product suite, driving organic growth and helping to expand margins. Stock selection in the biotechnology industry detracted from performance. Clovis Oncology Inc. is a commercial stage biotechnology company focused on developing therapies for cancer. Part of our original investment thesis on Clovis Oncology was that it was expanding sales of Rubraca®, its ovarian cancer treatment. During the fiscal year, sales of Rubraca missed expectations, however, as the company faced increased competition. This resulted in reduced sales estimates for Rubraca, changing Clovis Oncology’s financial picture. We exited the Fund’s position prior to the end of the fiscal year.

ABM Industries Inc., a leading provider of facility services, detracted from performance during the fiscal year. In October 2015, ABM Industries outlined a new strategic operating plan that should result in improved financial performance by 2020. In order to meet the goals of the plan, management has focused on organic revenue growth and operating margin improvements. During the Fund’s fiscal year, ABM Industries worked towards its long-term goals; however, unexpected labor cost pressure weighed on earnings. We maintained the Fund’s position in ABM Industries as its revenues have achieved record levels and the company appears on track to reach its long-term objectives.

Tenneco Inc. designs, manufactures, and distributes emissions-reduction and suspension technologies for vehicles. Shares of Tenneco fell in April 2018 after it announced plans to acquire Federal-Mogul from Icahn Enterprises in an equity- and debt-financed deal that would eventually allow for the separation of the company into two independent, publicly traded companies through a tax-free spin-off to shareholders. Tenneco plans to complete the spin-off in 2019 by establishing one company to focus on aftermarket and ride performance and a second one to focus on powertrain technology. While the acquisition is expected to be accretive in Tenneco’s 2019 fiscal year and was approved by its shareholders, the stock has underperformed as investors had anticipated Tenneco would complete a deal that would have boosted its profile in the battery electric vehicle powertrain market. As of the end of the fiscal year, we continued to hold shares of Tenneco as its revenues and profits have remained strong and the company has announced additional merger-related cost savings.

With respect to sector positioning, the Fund ended the fiscal period with its largest relative overweight positions in finance, basic materials, and capital goods. The largest sector underweights were in credit cyclicals, media, and consumer discretionary. On balance, we believe the macroeconomic environment favors active managers that can apply thorough company-level analysis when making investment decisions. We continue to maintain our strategy of investing in companies that, in our view, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the ability to deliver value to shareholders.

Performance summary
Delaware Small Cap Core Fund	November 30, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2018
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 29, 1998)
Excluding sales charge	+0.44%	+8.33%	+15.43%	+10.54%
Including sales charge	-5.34%	+7.06%	+14.75%	+10.21%
Class C (Est. Aug. 1, 2005)
Excluding sales charge	-0.31%	+7.53%	+14.58%	+7.17%
Including sales charge	-1.22%	+7.53%	+14.58%	+7.17%
Class R (Est. Aug. 1, 2005)
Excluding sales charge	+0.19%	+8.07%	+15.16%	+7.71%
Including sales charge	+0.19%	+8.07%	+15.16%	+7.71%
Institutional Class (Est. Dec. 29, 1998)
Excluding sales charge	+0.69%	+8.60%	+15.73%	+10.72%
Including sales charge	+0.69%	+8.60%	+15.73%	+10.72%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+0.86%	n/a	n/a	+14.16%
Including sales charge	+0.86%	n/a	n/a	+14.16%
Russell 2000 Index	+0.57%	+7.50%	+14.04%	+8.12%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no distribution and service fee.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.18%	1.93%	1.43%	0.93%	0.79%
Net expenses (including fee waivers, if any)	1.18%	1.93%	1.43%	0.93%	0.79%
Type of waiver	n/a	n/a	n/a	n/a	n/a

Performance summary

Delaware Small Cap Core Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2008 through Nov. 30, 2018

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2008, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 2000 Index as of Nov. 30, 2008. The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index, mentioned on page 1, measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the US equity universe.

The Russell Microcap Index, mentioned on page 1, measures almost 1,550 small-cap and micro-cap stocks, including the smallest 1,000 companies in the Russell 2000 Index, plus 1,000 smaller US-based listed stocks.

The Conference Board Consumer Confidence Index, mentioned on page 2, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for six months hence regarding business conditions, employment, and income. The resulting relative value is then used as an “index value” and compared against each respective monthly value for 1985. In that year, the result of the index was arbitrarily set at 100, representing it as index benchmark.

The NFIB Small Business Optimism Index, mentioned on page 2, is a survey asking small business owners a battery of questions related to their expectations for the future and their plans to hire, build inventory, borrow, and expand.

The Purchasing Managers’ Index, mentioned on page 2, is an indicator of the economic health of the manufacturing sector. A PMI reading above

50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally declining.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DCCAX	24610B883
Class C	DCCCX	24610B867
Class R	DCCRX	24610B834
Institutional Class	DCCIX	24610B859
Class R6	DCZRX	24610B826

Disclosure of Fund expenses

For the six-month period from June 1, 2018 to November 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2018 to Nov. 30, 2018.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Small Cap Core Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/18	11/30/18	Expense Ratio	6/1/18 to 11/30/18*
Actual Fund return†
Class A	$1,000.00	$949.20	1.11%	$5.42
Class C	1,000.00	946.00	1.86%	9.07
Class R	1,000.00	947.90	1.36%	6.64
Institutional Class	1,000.00	950.40	0.86%	4.20
Class R6	1,000.00	951.20	0.73%	3.57
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.50	1.11%	$5.62
Class C	1,000.00	1,015.74	1.86%	9.40
Class R	1,000.00	1,018.25	1.36%	6.88
Institutional Class	1,000.00	1,020.76	0.86%	4.36
Class R6	1,000.00	1,021.41	0.73%	3.70

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation and

top 10 equity holdings

Delaware Small Cap Core Fund	As of November 30, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	98.90%
Basic Materials	7.47%
Business Services	4.87%
Capital Goods	10.29%
Communications Services	1.78%
Consumer Discretionary	3.83%
Consumer Services	2.85%
Consumer Staples	1.88%
Credit Cyclicals	0.75%
Energy	2.68%
Financials	19.61%
Healthcare	15.19%
Media	0.33%
Real Estate Investment Trusts	7.85%
Technology	14.18%
Transportation	0.93%
Utilities	4.41%
Short-Term Investments	1.01%
Total Value of Securities	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
NorthWestern	1.66%
Spire	1.48%
South Jersey Industries	1.27%
Essent Group	1.20%
Merit Medical Systems	1.18%
Repligen	1.18%
MGIC Investment	1.17%
RPT Realty	1.17%
Applied Industrial Technologies	1.16%
Steven Madden	1.16%

Schedule of investments
Delaware Small Cap Core Fund	November 30, 2018

	Number of shares	Value (US $)
Common Stock – 98.90%
Basic Materials – 7.47%
Balchem	230,000	$19,941,000
Boise Cascade	1,210,165	32,166,186
Coeur Mining †	3,466,900	13,694,255
Continental Building Products †	1,596,299	45,622,225
Kaiser Aluminum	423,800	41,417,974
Minerals Technologies	717,300	40,369,644
Neenah	640,863	44,142,643
Quaker Chemical	220,000	45,372,800
Worthington Industries	1,020,500	42,269,110

		324,995,837

Business Services – 4.87%
ABM Industries	1,536,279	48,669,319
ASGN †	395,000	27,353,750
BrightView Holdings †	507,400	6,393,240
Casella Waste Systems Class A †	1,187,558	38,773,769
Kforce	382,370	12,117,305
Navigant Consulting	1,328,800	34,043,856
US Ecology	394,427	27,479,729
WageWorks †	514,451	17,146,652

		211,977,620

Capital Goods – 10.29%
Applied Industrial Technologies	776,440	50,647,181
Barnes Group	814,932	48,936,667
Belden	610,248	34,039,634
Columbus McKinnon	1,093,182	38,042,734
ESCO Technologies	452,910	31,830,515
Federal Signal	1,620,100	38,007,546
Granite Construction	798,241	40,414,942
Kadant	474,260	43,195,601
MasTec †	537,100	24,217,839
MYR Group †	998,853	31,264,099
Tetra Tech	746,100	45,482,256
Woodward	258,700	21,648,016

		447,727,030

Communications Services – 1.78%
ATN International	425,644	35,992,457
InterXion Holding †	666,091	41,477,487

		77,469,944

Consumer Discretionary – 3.83%
American Eagle Outfitters	1,829,000	38,280,970
Five Below †	359,400	37,661,526
Malibu Boats Class A †	824,768	39,935,267

Schedule of investments

Delaware Small Cap Core Fund

	Number of shares	Value (US $)
Common Stock (continued)
Consumer Discretionary (continued)
Steven Madden	1,567,501	$50,520,557

		166,398,320

Consumer Services – 2.85%
Cheesecake Factory	883,600	41,697,084
Chuy’s Holdings †	688,100	14,725,340
Hawaiian Holdings	520,582	20,896,162
Jack in the Box	526,041	46,654,576

		123,973,162

Consumer Staples – 1.88%
J&J Snack Foods	251,414	39,439,314
Prestige Consumer Healthcare †	1,095,300	42,519,546

		81,958,860

Credit Cyclicals – 0.75%
Tenneco Class A	971,300	32,781,375

		32,781,375

Energy – 2.68%
Carrizo Oil & Gas †	2,305,500	39,447,105
Keane Group †	2,398,300	26,669,096
KLX Energy Services Holdings †	311,520	6,289,589
Patterson-UTI Energy	521,200	7,234,256
Pioneer Energy Services †	4,956,300	12,539,439
SRC Energy †	286,000	1,650,220
Superior Energy Services †	1,912,687	10,424,144
US Silica Holdings	864,500	12,267,255

		116,521,104

Financials – 19.61%
American Equity Investment Life Holding	1,076,094	36,727,088
Bryn Mawr Bank	360,859	14,188,976
CenterState Bank	1,518,600	37,980,186
City Holding	416,535	31,960,731
Essent Group †	1,355,600	52,271,936
Evercore Class A	245,925	20,303,568
FCB Financial Holdings Class A †	686,800	27,224,752
First Bancorp	770,155	30,821,603
First Financial Bancorp	1,513,673	42,261,750
First Interstate BancSystem Class A	981,830	42,640,877
Great Western Bancorp	1,243,632	46,412,346
Hamilton Lane Class A	394,300	14,912,426
Hope Bancorp	2,023,758	30,761,122
Independent Bank	451,500	36,287,055
Independent Bank Group	673,400	38,531,948

	Number of shares	Value (US $)

Common Stock (continued)
Financials (continued)
MGIC Investment †	4,355,960	$51,008,292
Old National Bancorp	2,206,800	41,333,364
Primerica	327,200	38,897,536
Selective Insurance Group	695,900	46,186,883
Sterling Bancorp	1,428,100	27,562,330
Stifel Financial	840,200	40,556,454
Umpqua Holdings	1,174,200	22,591,608
Valley National Bancorp	3,410,300	36,899,446
WSFS Financial	1,059,261	44,563,110

		852,885,387

Healthcare – 15.19%
Adamas Pharmaceuticals †	2,037,900	20,868,096
Catalent †	519,000	20,578,350
CONMED	599,040	40,710,758
CryoLife †	1,221,193	37,026,572
Encompass Health	112,300	8,446,083
Exact Sciences †	145,000	11,307,100
Ligand Pharmaceuticals Class B †	255,200	40,262,904
Medicines †	1,274,300	28,200,259
Merit Medical Systems †	814,587	51,359,710
Natera †	1,521,670	26,355,324
NuVasive †	625,400	39,831,726
Puma Biotechnology †	577,800	13,428,072
Quidel †	706,400	42,963,248
Repligen †	791,700	51,199,239
Retrophin †	1,720,900	42,230,886
Spark Therapeutics †	401,300	16,906,769
Spectrum Pharmaceuticals †	1,283,600	18,560,856
Supernus Pharmaceuticals †	455,900	21,618,778
Tabula Rasa HealthCare †	199,500	15,058,260
Ultragenyx Pharmaceutical †	372,900	20,013,543
Vanda Pharmaceuticals †	1,853,460	46,410,638
Wright Medical Group †	1,697,900	47,473,284

		660,810,455

Media – 0.33%
Nexstar Media Group Class A	173,500	14,338,040

		14,338,040

Real Estate Investment Trusts – 7.85%
Armada Hoffler Properties	1,283,300	19,518,993
Cousins Properties	2,545,400	21,508,630
EastGroup Properties	492,000	49,209,840

Schedule of investments

Delaware Small Cap Core Fund

	Number of shares	Value (US $)

Common Stock (continued)
Real Estate Investment Trusts (continued)
First Industrial Realty Trust	1,564,600	$50,161,076
Kite Realty Group Trust	2,764,800	45,646,848
Mack-Cali Realty	2,142,600	46,408,716
Pebblebrook Hotel Trust	1,078,000	37,643,760
Physicians Realty Trust	1,147,200	20,431,632
RPT Realty	3,547,900	50,699,491

		341,228,986

Technology – 14.18%
Anixter International †	491,750	31,452,330
Apptio Class A †	587,715	22,427,204
Arlo Technologies †	762,000	9,166,860
Blackbaud	203,300	14,891,725
Brooks Automation	1,236,600	37,543,176
ExlService Holdings †	805,190	46,668,812
GrubHub †	85,500	6,693,795
II-VI †	1,069,700	40,028,174
j2 Global	647,100	47,762,451
KeyW Holding †	684,900	6,691,473
LendingTree †	81,300	21,165,642
MACOM Technology Solutions Holdings †	311,004	5,526,541
MaxLinear Class A †	2,272,300	46,354,920
NETGEAR †	569,110	31,528,694
Paycom Software †	77,500	10,289,675
Plantronics	544,020	24,899,795
Proofpoint †	112,300	10,894,223
Q2 Holdings †	870,000	47,232,300
Semtech †	872,100	46,517,814
Silicon Laboratories †	341,600	30,187,192
SYNNEX	69,227	5,589,388
WNS Holdings ADR †	1,005,241	49,095,970
Yelp †	711,800	23,966,306

		616,574,460

Transportation – 0.93%
Hub Group Class A †	370,900	16,482,796
Knight-Swift Transportation Holdings	687,064	23,813,638

		40,296,434

Utilities – 4.41%
NorthWestern	1,130,600	72,313,176

	Number of shares	Value (US $)
Common Stock (continued)
Utilities (continued)
South Jersey Industries	1,771,100	$55,258,320
Spire	816,000	64,390,560

		191,962,056

Total Common Stock (cost $4,302,765,197)		4,301,899,070

	Principal amount°
Short-Term Investments – 1.01%
Discount Note – 0.33%≠
Federal Home Loan Bank 1.333% 12/3/18	14,614,806	14,614,806

		14,614,806

Repurchase Agreements – 0.68%
Bank of America Merrill Lynch
2.20%, dated 11/30/18, to be repurchased on 12/3/18, repurchase price $3,565,240 (collateralized by US government obligations 1.50%–1.75% 12/31/20–2/28/23; market value $3,635,881)	3,564,587	3,564,587
Bank of Montreal
2.15%, dated 11/30/18, to be repurchased on 12/3/18, repurchase price $9,804,370 (collateralized by US government obligations 0.00%–3.75% 12/6/18–11/15/47; market value $9,998,666)	9,802,614	9,802,614
BNP Paribas
2.25%, dated 11/30/18, to be repurchased on 12/3/18, repurchase price $16,122,476 (collateralized by US government obligations 0.00%–2.875% 3/31/20–8/15/46; market value $16,441,845)	16,119,453	16,119,453

		29,486,654

Total Short-Term Investments (cost $44,099,836)		44,101,460

Total Value of Securities – 99.91% (cost $4,346,865,033)		$4,346,000,530

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

†	Non-income producing security.

Summary of Abbreviations:

ADR – American Depositary Receipt

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Small Cap Core Fund	November 30, 2018

Assets:
Investments, at value[1]	$4,346,000,530
Cash	158,780
Receivable for securities sold	8,858,657
Receivable for fund shares sold	7,872,626
Dividends and interest receivable	2,820,417

Total assets	4,365,711,010

Liabilities:
Payable for fund shares redeemed	12,087,912
Investment management fees payable to affiliates	2,310,960
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	782,131
Other accrued expenses	384,134
Distribution fees payable to affiliates	210,585
Dividend disbursing and transfer agent fees and expenses payable to affiliates	35,702
Trustees’ fees and expenses payable to affiliates	33,336
Accounting and administration expenses payable to affiliates	13,937
Legal fees payable to affiliates	6,810
Reports and statements to shareholders expenses payable to affiliates	3,748

Total liabilities	15,869,255

Total Net Assets	$4,349,841,755

Net Assets Consist of:
Paid-in capital	$4,003,590,063
Total distributable earnings (loss)	346,251,692

Total Net Assets	$4,349,841,755

Net Asset Value
Class A:
Net assets	$288,720,649
Shares of beneficial interest outstanding, unlimited authorization, no par	12,074,586
Net asset value per share	$23.91
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$25.37

Class C:
Net assets	$168,400,330
Shares of beneficial interest outstanding, unlimited authorization, no par	7,876,803
Net asset value per share	$21.38

Class R:
Net assets	$28,137,466
Shares of beneficial interest outstanding, unlimited authorization, no par	1,216,879
Net asset value per share	$23.12

Institutional Class:
Net assets	$3,451,251,329
Shares of beneficial interest outstanding, unlimited authorization, no par	140,848,183
Net asset value per share	$24.50

Class R6:
Net assets	$413,331,981
Shares of beneficial interest outstanding, unlimited authorization, no par	16,845,087
Net asset value per share	$24.54

[1] Investments, at cost	$4,346,865,033

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Small Cap Core Fund	Year ended November 30, 2018

Investment Income:
Dividends	$45,513,058
Interest	1,510,179

47,023,237

Expenses:
Management fees	23,605,292
Dividend disbursing and transfer agent fees and expenses	5,158,775
Distribution expenses — Class A	794,267
Distribution expenses — Class C	1,673,554
Distribution expenses — Class R	160,653
Accounting and administration expenses	671,854
Registration fees	472,089
Reports and statements to shareholders expenses	409,838
Legal fees	180,904
Trustees’ fees and expenses	171,837
Custodian fees	108,057
Audit and tax fees	35,284
Other	78,253

33,520,657
Less expenses paid indirectly	(14,089)

Total operating expenses	33,506,568

Net Investment Income	13,516,669

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	343,964,368
Net change in unrealized appreciation (depreciation) of investments	(438,421,978)

Net Realized and Unrealized Loss	(94,457,610)

Net Decrease in Net Assets Resulting from Operations	$(80,940,941)

See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Statements of changes in net assets

Delaware Small Cap Core Fund

	Year ended
	11/30/18	11/30/17

Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,516,669	$620,251
Net realized gain	343,964,368	207,474,687
Net change in unrealized appreciation (depreciation)	(438,421,978)	170,832,691

Net increase (decrease) in net assets resulting from operations	(80,940,941)	378,927,629

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(24,118,583)	(3,903,942)
Class C	(12,756,944)	(1,510,740)
Class R	(2,553,434)	(346,986)
Institutional Class	(170,782,143)	(14,384,000)
Class R6	(3,959,994)	(19,058)

	(214,171,098)	(20,164,726)

Capital Share Transactions:
Proceeds from shares sold:
Class A	122,183,732	161,876,763
Class C	55,673,270	44,410,670
Class R	9,215,190	6,940,237
Institutional Class	2,097,348,975	1,456,982,329
Class R6	501,388,246	52,674,963

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	23,939,317	3,749,448
Class C	12,623,788	1,476,159
Class R	2,553,432	346,986
Institutional Class	138,241,898	11,069,889
Class R6	3,959,994	19,058

	2,967,127,842	1,739,546,502

	Year ended
	11/30/18	11/30/17
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(161,013,497)	$(246,287,634)
Class C	(40,269,838)	(37,650,829)
Class R	(14,304,721)	(10,179,818)
Institutional Class	(819,289,460)	(745,224,675)
Class R6	(125,112,319)	(8,942,832)

	(1,159,989,835)	(1,048,285,788)

Increase in net assets derived from capital share transactions	1,807,138,007	691,260,714

Net Increase in Net Assets	1,512,025,968	1,050,023,617

Net Assets:
Beginning of year	2,837,815,787	1,787,792,170

End of year[1]	$4,349,841,755	$2,837,815,787

[1]

Net Assets – There were no undistributed net investment income for the year ended 11/30/17. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Nov. 30, 2018, the Fund has adopted amendments to Regulation S-X (see Note 12 in “Notes to financial statements”). For the year ended Nov. 30, 2017, the dividends and distributions to shareholders were as follows:

				Institutional
	Class A	Class C	Class R	Class	Class R6

Dividends from net investment income	$—	$—	$—	$(849,453)	$(2,555)
Distributions from net realized gains	(3,903,942)	(1,510,740)	(346,986)	(13,534,547)	(16,503)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Small Cap Core Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$25.74	$22.23	$20.32	$20.43	$19.54

0.05	(0.03)	(0.02)	(0.04)	(0.06)
0.04	3.78	2.52	1.01	1.45

0.09	3.75	2.50	0.97	1.39

(1.92)	(0.24)	(0.59)	(1.08)	(0.50)

(1.92)	(0.24)	(0.59)	(1.08)	(0.50)

$23.91	$25.74	$22.23	$20.32	$20.43

0.44%	17.02%	12.86%	4.86%	7.28%

$288,721	$324,710	$358,054	$266,427	$136,070
1.12%	1.18%	1.24%	1.28%	1.32%
0.19%	(0.12% )	(0.09% )	(0.22% )	(0.30% )
38%	54%	43%	38%	30%

Financial highlights

Delaware Small Cap Core Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$23.38	$20.36	$18.80	$19.11	$18.45

(0.13)	(0.19)	(0.15)	(0.18)	(0.19)
0.05	3.45	2.30	0.95	1.35

(0.08)	3.26	2.15	0.77	1.16

(1.92)	(0.24)	(0.59)	(1.08)	(0.50)

(1.92)	(0.24)	(0.59)	(1.08)	(0.50)

$21.38	$23.38	$20.36	$18.80	$19.11

(0.31% )	16.17%	12.01%	4.11%	6.44%

$168,400	$154,837	$126,787	$99,019	$51,923
1.87%	1.93%	1.99%	2.03%	2.07%
(0.56% )	(0.87% )	(0.84% )	(0.97% )	(1.05% )
38%	54%	43%	38%	30%

Financial highlights

Delaware Small Cap Core Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$25.01	$21.66	$19.86	$20.04	$19.22

(0.02)	(0.08)	(0.06)	(0.09)	(0.11)
0.05	3.67	2.45	0.99	1.43

0.03	3.59	2.39	0.90	1.32

(1.92)	(0.24)	(0.59)	(1.08)	(0.50)

(1.92)	(0.24)	(0.59)	(1.08)	(0.50)

$23.12	$25.01	$21.66	$19.86	$20.04

0.19%	16.73%	12.60%	4.60%	7.03%

$28,138	$33,112	$31,416	$28,178	$15,833
1.37%	1.43%	1.49%	1.53%	1.57%
(0.06% )	(0.37% )	(0.34% )	(0.47% )	(0.55% )
38%	54%	43%	38%	30%

Financial highlights

Delaware Small Cap Core Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$26.29	$22.66	$20.65	$20.69	$19.74

0.11	0.03	0.03	0.01	(0.01)
0.05	3.86	2.57	1.03	1.46

0.16	3.89	2.60	1.04	1.45

(0.03)	(0.02)	—	—	—
(1.92)	(0.24)	(0.59)	(1.08)	(0.50)

(1.95)	(0.26)	(0.59)	(1.08)	(0.50)

$24.50	$26.29	$22.66	$20.65	$20.69

0.69%	17.31%	13.15%	5.15%	7.51%

$3,451,251	$2,275,563	$1,271,533	$620,220	$224,771
0.87%	0.93%	0.99%	1.03%	1.07%
0.44%	0.13%	0.16%	0.03%	(0.05% )
38%	54%	43%	38%	30%

Financial highlights

Delaware Small Cap Core Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in a net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Portfolio turnover is representative of the Fund for the entire year ended Nov. 30, 2016.

See accompanying notes, which are an integral part of the financial statements.

		5/2/16[1]
Year ended		to

11/30/18	11/30/17	11/30/16

$26.32	$22.68	$19.09

0.15	0.06	0.03
0.05	3.86	3.56

0.20	3.92	3.59

(0.06)	(0.04)	—
(1.92)	(0.24)	—

(1.98)	(0.28)	—

$24.54	$26.32	$22.68

0.86%	17.45%	18.81%

$413,332	$49,594	$2
0.74%	0.79%	0.82%
0.57%	0.27%	0.29%
38%	54%	43%	[4]

Notes to financial statements
Delaware Small Cap Core Fund	November 30, 2018

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Core Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services –Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended Nov. 30, 2018 and for all open tax years (years ended Nov. 30, 2015–Nov. 30, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Nov. 30, 2018, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares are not allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or financial intermediaries.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2018, and matured on the next business day.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included on the “Statement of operations” under “Net realized gain on investments.” In general, best execution refers to many factors, including the price paid or received for a security, the

Notes to financial statements

Delaware Small Cap Core Fund

1. Significant Accounting Policies (continued)

commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2018.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2018, the Fund earned $10,350 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2018, the Fund earned $3,739 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. For the year ended Nov. 30, 2018, the Fund was charged $139,761 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds from Dec. 1, 2017 through June 30, 2018 at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. Effective July 1, 2018, the Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the transfer agent agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2018, the Fund was charged $529,865 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. These fees are calculated daily and paid monthly. Institutional Class shares and Class R6 shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2018, the Fund was charged $104,588 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2018, DDLP earned $113,124 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2018, DDLP received gross CDSC commissions of $63 and $16,606, on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Nov. 30, 2018 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2018, the Fund engaged in Rule 17a-7 securities purchases of $5,675,759. The Fund did not engage in Rule 17a-7 securities sales for the year ended Nov. 30, 2018.

Notes to financial statements

Delaware Small Cap Core Fund

3. Investments

For the year ended Nov. 30, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$2,971,302,644
Sales	1,341,916,723

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Nov. 30, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$4,356,262,764

Aggregate unrealized appreciation of investments	$318,788,882
Aggregate unrealized depreciation of investments	(329,051,116)

Net unrealized depreciation of investments	$(10,262,234)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2018:

	Level 1	Level 2	Total
Securities

Assets:
Common Stock	$4,301,899,070	$—	$4,301,899,070
Short-Term Investments	—	44,101,460	44,101,460

Total Value of Securities	$4,301,899,070	$44,101,460	$4,346,000,530

During the year ended Nov. 30, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Nov. 30, 2018, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2018 and 2017 was as follows:

	Year ended
	11/30/18	11/30/17
Ordinary Income	$28,212,954	$852,008
Long-term capital gain	185,958,144	19,312,718

Total	$214,171,098	$20,164,726

Notes to financial statements

Delaware Small Cap Core Fund

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$4,003,590,063
Undistributed ordinary income	13,545,868
Undistributed long-term capital gains	342,968,058
Net unrealized depreciation of investments	(10,262,234)
Net assets	$4,349,841,755

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/18	11/30/17
Shares sold:
Class A	4,906,025	6,976,702
Class C	2,466,280	2,100,726
Class R	380,376	306,291
Institutional Class	81,160,139	61,332,627
Class R6	19,845,721	2,255,245

Shares issued upon reinvestment of dividends and distributions:
Class A	1,011,807	167,249
Class C	592,386	71,973
Class R	111,309	15,887
Institutional Class	5,714,837	484,462
Class R6	163,636	834

	116,352,516	73,711,996

Shares redeemed:
Class A	(6,460,395)	(10,631,863)
Class C	(1,805,769)	(1,774,799)
Class R	(598,874)	(448,362)
Institutional Class	(32,589,388)	(31,365,381)
Class R6	(5,048,255)	(372,199)

	(46,502,681)	(44,592,604)

Net increase	69,849,835	29,119,392

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.” For the years ended Nov. 30, 2018 and 2017, the Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
			Institutional		Institutional
	Class A	Class C	Class	Class A	Class	Class R6
Year ended	Shares	Shares	Shares	Shares	Shares	Shares	Value
11/30/18	18,792	14,031	153,738	10,080	20,821	153,562	$4,907,742
11/30/17	4,562,936	182,362	189,608	98	4,638,858	189,373	113,439,504

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to 130,000,0000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Fund, along with the other Participants, entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased from $190,000,000 to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Fund had no amounts outstanding as of Nov. 30, 2018, or at any time during the year then ended.

8.Offsetting

Master Repurchase Agreements

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an MRA). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of Nov. 30, 2018, the following table is a summary of the Fund’s

Notes to financial statements

Delaware Small Cap Core Fund

8. Offsetting (continued)

repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America
Merrill Lynch	$3,564,587	$(3,564,587)	$—	$(3,564,587)	$—
Bank of Montreal	9,802,614	(9,802,614)	—	(9,802,614)	—
BNP Paribas	16,119,453	(16,119,453)	—	(16,119,453)	—

Total	$29,486,654	$(29,486,654)	$—	$(29,486,654)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Nov. 30, 2018.

(b)Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations; commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2018, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2018. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2018, there were no Rule 144A securities held by the Fund. Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

Notes to financial statements

Delaware Small Cap Core Fund

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Fund’s financial statements.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2018, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V

and Shareholders of Delaware Small Cap Core Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Small Cap Core Fund (one of the funds constituting Delaware Group® Equity Funds V, referred to hereafter as the “Fund”) as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statements of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Small Cap Core Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2018, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	86.83%
(B) Ordinary Income Distributions (Tax Basis)[1]	13.17%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[2]	70.20%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

[1]

For the fiscal year ended Nov. 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 69.93%. Complete information will be compiled and reported in conjunction with your 2018 Form 1099-DIV.

[2]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended Nov. 30, 2018, certain interest income paid by the Fund, determined to be Qualified Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2018, the Fund has reported maximum distributions of Qualified Short-Term Capital Gains of $2,436,384.

Board consideration of advisory agreement for Delaware Small Cap Core Fund at a meeting held August 15-16, 2018

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Small Cap Core Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders (a) through each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile.

Other Fund information (Unaudited)

Delaware Small Cap Core Fund

Board consideration of advisory agreement for Delaware Small Cap Core Fund at a meeting held August 15-16, 2018 (continued)

Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2018. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional small-cap core funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board also noted that, as of March 31, 2018, the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015
Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

[1]	Shawn K. Lytle is considered to be an “Interested Trustee ”because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[3]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)

Managing Member,	59	None
Stonebrook Capital
Management, LLC (financial
technology: macro factors
and databases)
(January 1993–Present)
Chief Executive Officer,	59	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)

[3]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	59	Director and Audit Committee
(April 2011–Present)		Member — Hercules
Technology Growth
Capital, Inc.
(July 2004–July 2014)
President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
President —		Health Systems
Franklin & Marshall College
(July 2002–July 2010)		Director — Drexel
Morgan & Co.

Director; Audit Committee
Member — vTv
Therapeutics LLC

Director; Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.
Private Investor	59	None
(2004–Present)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012)		Director — Carrizo Oil & Gas, Inc. (March 2018–Present)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	59	Director — HSBC North
(2010–April 2013) —		America Holdings Inc.
PNC Financial Services Group		(December 2013–Present) Director — HSBC USA Inc.
(July 2014–Present)

Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–April 2018)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served

Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Chief Executive Officer	59	Director of H&R Block
and President —		Corporation
Gore Creek		(July 2008–Present);
Capital, Ltd.		Director of Grange
(August 2009–Present)		Insurance (2013-Present);
Trustee of Merger Fund
(August 2009-Present),
WCM Alternatives:
Event-Driven Fund
(March 2017-Present),
and WCM Alternatives:
Credit Event Fund
(December 2017-Present)
Vice President and Treasurer	59	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	59	None[2]
in various executive capacities
at different times at
Macquarie Investment
Management.

About the organization

Board of trustees
Shawn K. Lytle	Ann D. Borowiec	Lucinda S. Landreth	Thomas K. Whitford

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

New York, NY

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Small Cap Core Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Annual report

US equity mutual fund

Delaware Small Cap Value Fund

November 30, 2018

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Small Cap Value Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2018, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Small Cap Value Fund	December 11, 2018

Performance preview (for the year ended November 30, 2018)
Delaware Small Cap Value Fund (Institutional Class shares)	1-year return	-6.46%
Delaware Small Cap Value Fund (Class A shares)	1-year return	-6.70%
Russell 2000® Value Index (benchmark)	1-year return	-1.83%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Small Cap Value Fund, please see the table on page 4.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Small-cap value stocks repeatedly traced an up-and-down pattern during the Fund’s fiscal year ended Nov. 30, 2018, when they finished at their lowest point of the period (source: FTSE Russell). While the economic and fiscal backdrop remained strongly supportive, investors grew concerned that rising interest rates, uncertainty over trade policy, and the looming end of easy earnings comparisons would warrant a more cautious approach. The consumer cyclical, energy, and basic industry sectors each declined more than 10% during the fiscal year. Companies in the consumer services sector outperformed on the heels of the highest consumer confidence readings in 18 years, and utilities stocks gained from a late-period flight to safety (source: Bloomberg).

Though value stocks were among the major beneficiaries of the tax-reform legislation, the group nonetheless underperformed its growth counterpart over the fiscal period, a probable reflection, in our view, of continued investor preference for faster-growing companies, even those with little or no earnings. The prior outperformance of growth stocks was likely a logical reaction to the long stretch of slow economic growth in the aftermath of the global financial crisis. However, 2018 could be the first year in more than a decade during which the US economy has the potential to grow by at

The following

factors affected

small-cap value

stocks during the

Fund’s fiscal year:

●	strong year-over-year earnings growth

●	falling unemployment and soaring consumer confidence

●	tightening US monetary policy

●	trade tensions between the US and China.

1

Portfolio management review
Delaware Small Cap Value Fund

least 3%, suggesting that value stocks — with their more-compelling valuations — could soon begin to attract increased interest from investors seeking to dampen their portfolios’ volatility in a less-certain economic and geopolitical environment.

Within the Fund

For the fiscal year ended Nov. 30, 2018, Delaware Small Cap Value Fund underperformed its benchmark, the Russell 2000 Value Index. The Fund’s Institutional Class shares declined 6.46%. The Fund’s Class A shares fell 6.70% at net asset value (NAV) and fell 12.07% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark declined 1.83%. For complete, annualized performance of Delaware Small Cap Value Fund, please see the table on page 4.

Sector allocation had a modestly negative effect, as stock selection was the main detractor from the Fund’s relative performance during the fiscal year. Stock selection in the technology and basic industry sectors was the largest relative detractor, followed by stock selection in the real estate investment trust (REIT), capital spending, and business services sectors. Stock selection in four sectors contributed during the fiscal year: financial services, consumer services, healthcare, and energy.

Stock selection in the technology sector hurt the Fund’s relative performance. Semiconductor and integrated circuits manufacturer Tower Semiconductor Ltd. underperformed during the fiscal year. The company’s earnings during the period were lower than expected as management worked to reduce the company’s lower-margin business in favor of increasing its higher-margin business lines. As the stock’s price declined during the fiscal year, we increased the Fund’s position in Tower Semiconductor as we believe in management’s ability to execute on its planned shift in business mix, which should benefit the company’s financials.

Shares of CommScope Holding Co. Inc. experienced two sharp declines during the fiscal year. In May, CommScope sold off after the company cut its full-year profitability expectations, the result of unanticipated price pressure from several major North American telecommunications operators. In November, on the same day that CommScope reported its fiscal third-quarter 2018 earnings, the company announced an accretive acquisition of ARRIS International plc. Investors viewed the purchase negatively, which weighed on the stock’s price. We trimmed the Fund’s position in CommScope while we continue to evaluate the company’s financials prior to the closing of the ARRIS acquisition.

Olin Corp. is a commodity chemical company that primarily produces chlorine, caustic soda, epoxy, and derivative chlorine products. Shares of Olin detracted during the Fund’s fiscal year, the result of rising input costs across its businesses and a temporary demand imbalance in the chlor-alkali market that resulted in a modest reversal of caustic soda pricing gains that had been realized over the previous 18 months. The decline in Olin’s share price during the Fund’s fiscal year coincided with the company’s reporting its highest adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) since the acquisition of the DowDuPont Chlorine Products businesses. We maintained the Fund’s position in Olin as the company trades at an attractive valuation, in our view, and is returning cash to shareholders through debt pay down, dividends, and opportunistic stock repurchases.

The Fund benefited from a surge in merger and acquisition activity, which reached a total of nine companies during the fiscal year. Validus Holdings Ltd., a Bermuda-based reinsurer and provider of specialty insurance products, was the first takeout of the year. The Fund’s position in Validus contributed as American International

2

Group Inc. (AIG) acquired the company in a cash deal worth $5.56 billion that closed in July 2018. We exited the Fund’s position in Validus shortly after the deal was announced.

Stock selection in the consumer services sector contributed to the Fund’s performance and was led by drive-in restaurant operator Sonic Corp. In September, Sonic announced plans to be acquired at a premium, in cash, by privately owned Inspire Brands Inc. We reduced the Fund’s position in Sonic but continued to hold a small position in the company as we received cash for the Fund’s shares when the deal closed on Dec. 7, 2018.

In the healthcare sector, shares of healthcare product company, STERIS PLC, outperformed. Early in the fiscal year, shares of STERIS were trading at a relative discount to its peers in the healthcare equipment and supplies industry. While the industry performed well during the fiscal year, STERIS experienced strong fundamental trends, prompting an increase to earnings guidance with resulting outperformance. During the fiscal year, we trimmed the Fund’s position in STERIS as the stock’s valuation gap narrowed relative to its peers.

At fiscal year end, we have positioned the Fund to benefit from less vigorous but still solid economic growth. For example, we remained underweight the defensive sectors, including REITs and utilities. The Fund ended the fiscal year overweight relative to some of the more cyclical sectors, as we believe valuations and free-cash-flow generation are more attractive in these sectors. We also believe these sectors are well positioned to continue to benefit from the reduced US corporate tax rate. The largest overweight sector positions in the Fund were in capital spending, financial services, and basic industry.

Earnings growth for 2019 is likely to come in well below the 2018 levels, which were enhanced by corporate tax reform and fiscal stimulus. Regarding fears of tighter monetary policy, however, we think it is important to keep in mind that benchmark interest rates — while rising and likely to continue doing so — are still at historically low levels.

Despite a nearly decade-long bull market, we are finding no shortage of companies that trade at what we view as attractive valuations, generate strong free-cash flow, and implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction. In fact, in recent months there have been record levels of dividend increases and share buybacks as companies remain cautious about expanding capital budgets this late in an economic expansion (source: Bloomberg). We believe that such caution plays well into our value-oriented, shareholder-friendly investment process, one that has worked well over time. As always, we appreciate your confidence and look forward to serving your investment needs in the new year.

3

Performance summary
Delaware Small Cap Value Fund	November 30, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2018

	1 year	5 years	10 years	Lifetime
Class A (Est. June 24, 1987)
Excluding sales charge	-6.70%	+6.74%	+13.72%	+11.00%
Including sales charge	-12.07%	+5.49%	+13.04%	+10.79%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	-7.41%	+5.94%	+12.86%	+9.10%
Including sales charge	-8.32%	+5.94%	+12.86%	+9.10%
Class R (Est. June 2, 2003)
Excluding sales charge	-6.92%	+6.48%	+13.43%	+9.41%
Including sales charge	-6.92%	+6.48%	+13.43%	+9.41%
Institutional Class (Est. Nov. 9, 1992)
Excluding sales charge	-6.46%	+7.02%	+14.00%	+10.49%
Including sales charge	-6.46%	+7.02%	+14.00%	+10.49%
Class R6 (Est. May 2, 2016)
Excluding sales charge	-6.29%	n/a	n/a	+10.78%
Including sales charge	-6.29%	n/a	n/a	+10.78%
Russell 2000 Value Index	-1.83%	+6.71%	+12.50%	+10.44%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average

4

daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no distribution and service fee.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses	1.18%	1.93%	1.43%	0.93%	0.75%
(without fee waivers)
Net expenses	1.18%	1.93%	1.43%	0.93%	0.75%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a	n/a

5

Performance summary
Delaware Small Cap Value Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2008 through Nov. 30, 2018

For the period beginning Nov. 30, 2008, through Nov. 30, 2018	Starting value	Ending value
Delaware Small Cap Value Fund — Institutional Class shares	$10,000	$37,068
Delaware Small Cap Value Fund — Class A shares	$9,425	$34,074
Russell 2000 Value Index	$10,000	$32,468

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2008, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 2000 Value Index as of Nov. 30, 2008. The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

6

	Nasdaq symbols	CUSIPs
Class A	DEVLX	246097109
Class C	DEVCX	246097406
Class R	DVLRX	246097505
Institutional Class	DEVIX	246097208
Class R6	DVZRX	24610B818

7

Disclosure of Fund expenses
For the six-month period from June 1, 2018 to November 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2018 to Nov. 30, 2018.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Small Cap Value Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Annualized Expense Ratio	Expenses Paid During Period 6/1/18 to 11/30/18*
Actual Fund return†
Class A	$1,000.00	$920.20	1.14%	$5.49
Class C	1,000.00	916.70	1.89%	9.08
Class R	1,000.00	919.10	1.39%	6.69
Institutional Class	1,000.00	921.40	0.89%	4.29
Class R6	1,000.00	922.10	0.71%	3.42
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.35	1.14%	$5.77
Class C	1,000.00	1,015.59	1.89%	9.55
Class R	1,000.00	1,018.10	1.39%	7.03
Institutional Class	1,000.00	1,020.61	0.89%	4.51
Class R6	1,000.00	1,021.51	0.71%	3.60

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies in which it invests (Underlying Funds), including business development corporations and exchange-traded funds. The table above does not reflect the expenses of the Underlying Fund.

9

Security type / sector allocation and top 10 equity holdings
Delaware Small Cap Value Fund	As of November 30, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	99.09%
Basic Industry	7.06%
Business Services	0.97%
Capital Spending	8.41%
Consumer Cyclical	3.70%
Consumer Services	10.06%
Consumer Staples	2.22%
Energy	7.10%
Financial Services	30.46%
Healthcare	3.75%
Real Estate Investment Trusts	8.16%
Technology	12.26%
Transportation	1.95%
Utilities	2.99%
Short-Term Investments	0.94%
Total Value of Securities	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%	)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and statement of additional information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940). The Financial Services sector consisted of banks, diversified financial services, insurance, and investment companies. As of Nov. 30, 2018, such amounts, as a percentage of total net assets were 22.68%, 1.97%, 5.18%, and 0.63%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Financial Services sector for financial reporting purposes may exceed 25%.

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
East West Bancorp	2.70%
ITT	2.28%
MasTec	2.27%
Selective Insurance Group	2.22%
Webster Financial	2.10%
Berry Global Group	1.96%
Synopsys	1.92%
Hancock Whitney	1.73%
Hanover Insurance Group	1.50%
American Equity Investment Life Holding	1.46%

11

Schedule of investments
Delaware Small Cap Value Fund	November 30, 2018

	Number of shares	Value (US $)
Common Stock – 99.09%²
Basic Industry – 7.06%
Berry Global Group †	1,559,110	$78,454,415
HB Fuller	1,134,900	54,747,576
Louisiana-Pacific	1,018,600	23,285,196
Minerals Technologies	242,412	13,642,947
Olin	2,703,500	58,206,355
Trinseo	1,066,400	53,885,192

		282,221,681

Business Services – 0.97%
Deluxe	406,000	20,442,100
WESCO International †	340,200	18,170,082

		38,612,182

Capital Spending – 8.41%
Altra Industrial Motion	811,143	25,591,562
Atkore International Group †	1,277,400	26,084,508
EnPro Industries	402,300	28,313,874
H&E Equipment Services	992,800	21,990,520
ITT	1,640,600	90,971,270
MasTec †	2,015,559	90,881,555
Primoris Services	1,270,600	30,684,990
Rexnord†	756,300	21,410,853

		335,929,132

Consumer Cyclical – 3.70%
Barnes Group	682,700	40,996,135
Knoll	1,292,969	25,044,810
Meritage Homes †	1,260,100	48,198,825
Standard Motor Products	283,940	14,955,120
Tenneco Class A	553,700	18,687,375

		147,882,265

Consumer Services – 10.06%
Asbury Automotive Group †	284,700	19,678,464
Cable One	45,200	40,647,908
Caleres	936,100	28,298,303
Cheesecake Factory	594,100	28,035,579
Choice Hotels International	600,800	46,784,296
Cinemark Holdings	982,431	37,695,877
Cracker Barrel Old Country Store	100,200	18,117,162
International Speedway Class A	725,500	30,717,670
Meredith	443,118	25,372,937
Sonic	394,400	17,136,680
Steven Madden	865,725	27,902,317
Texas Roadhouse	332,600	21,961,578
UniFirst	200,000	30,882,000

12

	Number of shares	Value (US $)
Common Stock² (continued)
Consumer Services (continued)
Wolverine World Wide	832,500	$28,804,500

		402,035,271

Consumer Staples – 2.22%
Core-Mark Holding	680,400	17,880,912
J&J Snack Foods	226,500	35,531,055
Scotts Miracle-Gro Class A	331,900	25,217,762
Spectrum Brands Holdings	203,600	10,053,768

		88,683,497

Energy – 7.10%
Delek US Holdings	969,300	38,568,447
Dril-Quip †	463,100	18,181,306
Helix Energy Solutions Group †	2,957,500	24,251,500
KLX Energy Services Holdings †	190,360	3,843,368
Oasis Petroleum †	3,232,400	23,079,336
Patterson-UTI Energy	2,800,300	38,868,164
Rowan Class A †	2,291,400	31,758,804
SM Energy	2,020,900	41,226,360
Southwest Gas Holdings	631,000	49,703,870
Whiting Petroleum †	474,975	14,377,493

		283,858,648

Financial Services – 30.46%
American Equity Investment Life Holding	1,709,600	58,348,648
Bank of Hawaii	288,300	22,991,925
Bank of NT Butterfield & Son	502,000	19,919,360
Boston Private Financial Holdings	2,003,400	25,423,146
Community Bank System	714,600	46,920,636
East West Bancorp	2,007,223	107,767,803
First Financial Bancorp	1,834,700	51,224,824
First Hawaiian	1,502,400	39,092,448
First Interstate BancSystem Class A	980,700	42,591,801
First Midwest Bancorp	1,827,100	43,101,289
FNB	3,895,700	47,761,282
Great Western Bancorp	1,478,450	55,175,754
Hancock Whitney	1,714,700	68,965,234
Hanover Insurance Group	523,500	60,050,685
Legg Mason	839,500	24,320,315
Main Street Capital (BDC)	656,100	25,095,825
NBT Bancorp	988,300	38,514,051
Prosperity Bancshares	674,000	46,768,860
S&T Bancorp	726,756	30,719,976
Selective Insurance Group	1,336,400	88,696,868
Stifel Financial	1,131,500	54,617,505

13

Schedule of investments
Delaware Small Cap Value Fund

	Number of shares	Value (US $)
Common Stock² (continued)
Financial Services (continued)
Umpqua Holdings	2,612,000	$50,254,880
Valley National Bancorp	4,015,500	43,447,710
Webster Financial	1,398,100	84,123,677
WesBanco	955,700	41,553,836

		1,217,448,338

Healthcare – 3.75%
Avanos Medical †	602,600	28,750,046
Catalent †	808,700	32,064,955
Service Corp. International	778,300	35,957,460
STERIS	447,080	53,238,286

		150,010,747

Real Estate Investment Trusts – 8.16%
Brandywine Realty Trust	2,972,837	42,422,384
Healthcare Realty Trust	1,178,300	36,527,300
Highwoods Properties	956,100	41,466,057
Lexington Realty Trust	3,514,600	30,858,188
Life Storage	370,500	36,175,620
Outfront Media	2,390,800	49,680,824
RPT Realty	1,972,689	28,189,726
Summit Hotel Properties	2,291,000	25,544,650
Washington Real Estate Investment Trust	1,308,900	35,287,944

		326,152,693

Technology – 12.26%
Cirrus Logic †	510,400	19,109,376
Coherent †	137,200	18,955,552
CommScope Holding †	1,266,448	22,922,709
Flex †	1,724,000	15,085,000
MaxLinear Class A †	1,029,200	20,995,680
NCR †	1,103,559	30,579,620
NetScout Systems †	859,906	23,028,283
ON Semiconductor †	2,159,300	41,415,374
PTC †	91,400	7,905,186
Synopsys †	834,500	76,723,930
Tech Data †	588,219	52,910,299
Teradyne	1,332,600	47,560,494
Tower Semiconductor †	1,532,600	24,153,776
TTM Technologies †	1,776,502	21,122,609
Viavi Solutions †	1,897,200	19,237,608
Vishay Intertechnology	2,322,900	48,432,465

		490,137,961

14

	Number of shares	Value (US $)
Common Stock² (continued)
Transportation – 1.95%
Kirby†	256,000	$19,543,040
Saia†	330,650	19,941,501
Werner Enterprises	1,140,100	38,603,786

		78,088,327

Utilities – 2.99%
ALLETE	436,200	35,497,956
Black Hills	717,300	47,492,433
El Paso Electric	662,800	36,685,980

		119,676,369

Total Common Stock (cost $3,087,409,449)		3,960,737,111

	Principal amount°
Short-Term Investments – 0.94%
Discount Note – 0.31%≠
Federal Home Loan Bank 1.333% 12/3/18	12,400,662	12,400,662

		12,400,662

Repurchase Agreements – 0.63%
Bank of America Merrill Lynch 2.20%, dated 11/30/18, to be repurchased on 12/3/18, repurchase price $3,025,106 (collateralized by US government obligations 1.50%–1.75% 12/31/20–2/28/23; market value $3,085,045)	3,024,552	3,024,552
Bank of Montreal 2.15%, dated 11/30/18, to be repurchased on 12/3/18, repurchase price $8,319,008 (collateralized by US government obligations 0.00%–3.75% 12/6/18–11/15/47; market value $8,483,868)	8,317,517	8,317,517
BNP Paribas 2.25%, dated 11/30/18, to be repurchased on 12/3/18, repurchase price $13,679,920 (collateralized by US government obligations 0.00%–2.875% 3/31/20–8/15/46; market value $13,950,905)	13,677,356	13,677,356

		25,019,425

Total Short-Term Investments (cost $37,418,709)		37,420,087

Total Value of Securities – 100.03% (cost $3,124,828,158)		$3,998,157,198

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

15

Schedule of investments
Delaware Small Cap Value Fund

†	Non-income producing security.

Summary of abbreviations:

BDC – Business Development Corporation

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

16

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Statement of assets and liabilities
Delaware Small Cap Value Fund	November 30, 2018

Assets:
Investments, at value[1]	$3,998,157,198
Cash	734,467
Dividends and interest receivable	6,334,012
Receivable for fund shares sold	4,563,085

Total assets	4,009,788,762

Liabilities:
Payable for fund shares redeemed	8,169,970
Payable for securities purchased	578,785
Investment management fees payable to affiliates	2,123,126
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	1,414,972
Other accrued expenses	286,632
Distribution fees payable to affiliates	238,163
Dividend disbursing and transfer agent fees and expenses payable to affiliates	32,578
Trustees’ fees and expenses payable to affiliates	31,186
Accounting and administration expenses payable to affiliates	12,746
Legal fees payable to affiliates	6,368
Reports and statements to shareholders expenses payable to affiliates	3,443

Total liabilities	12,897,969

Total Net Assets	$3,996,890,793

Net Assets Consist of:
Paid-in capital	$2,871,032,076
Total distributable earnings (loss)	1,125,858,717

Total Net Assets	$3,996,890,793

18

Net Asset Value
Class A:
Net assets	$733,863,546
Shares of beneficial interest outstanding, unlimited authorization, no par	11,872,698
Net asset value per share	$61.81
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$65.58

Class C:
Net assets	$74,828,207
Shares of beneficial interest outstanding, unlimited authorization, no par	1,468,278
Net asset value per share	$50.96

Class R:
Net assets	$62,791,202
Shares of beneficial interest outstanding, unlimited authorization, no par	1,048,939
Net asset value per share	$59.86

Institutional Class:
Net assets	$2,731,344,034
Shares of beneficial interest outstanding, unlimited authorization, no par	41,835,527
Net asset value per share	$65.29

Class R6:
Net assets	$394,063,804
Shares of beneficial interest outstanding, unlimited authorization, no par	6,024,702
Net asset value per share	$65.41

[1] Investments, at cost	$3,124,828,158

See accompanying notes, which are an integral part of the financial statements.

19

Statement of operations
Delaware Small Cap Value Fund	Year ended November 30, 2018

Investment Income:
Dividends	$75,061,756
Interest	1,264,120

76,325,876

Expenses:
Management fees	28,742,392
Dividend disbursing and transfer agent fees and expenses	8,670,696
Distribution expenses – Class A	2,071,475
Distribution expenses – Class C	943,499
Distribution expenses – Class R	375,910
Accounting and administration expenses	822,748
Reports and statements to shareholders expenses	493,805
Legal fees	223,532
Trustees’ fees and expenses	210,841
Registration fees	150,568
Custodian fees	124,785
Audit and tax fees	35,341
Other	108,432

42,974,024
Less expenses paid indirectly	(6,128)

Total operating expenses	42,967,896

Net Investment Income	33,357,980

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	244,545,395
Net change in unrealized appreciation (depreciation) of investments	(552,002,875)

Net Realized and Unrealized Loss	(307,457,480)

Net Decrease in Net Assets Resulting from Operations	$(274,099,500)

See accompanying notes, which are an integral part of the financial statements.

20

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Statements of changes in net assets
Delaware Small Cap Value Fund

	Year ended
	11/30/18	11/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$33,357,980	$27,375,580
Net realized gain	244,545,395	108,206,465
Net change in unrealized appreciation (depreciation)	(552,002,875)	470,343,133

Net increase (decrease) in net assets resulting from operations	(274,099,500)	605,925,178

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(11,503,582)	(4,638,922)
Class C	(1,165,335)	(42,490)
Class R	(951,441)	(281,262)
Institutional Class	(47,820,037)	(15,499,648)
Class R6	(3,498,224)	(351,782)

	(64,938,619)	(20,814,104)

Capital Share Transactions:
Proceeds from shares sold:
Class A	164,517,883	440,751,690
Class C	14,056,663	21,696,263
Class R	16,145,594	26,217,173
Institutional Class	735,000,602	1,490,574,808
Class R6	285,889,067	213,808,719

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	11,370,015	4,549,812
Class C	1,146,823	40,532
Class R	951,281	281,226
Institutional Class	47,031,805	15,214,524
Class R6	3,491,535	351,782

	1,279,601,268	2,213,486,529

22

	Year ended
	11/30/18	11/30/17
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(257,975,480)	$(556,756,789)
Class C	(39,418,359)	(37,832,082)
Class R	(32,694,944)	(37,845,894)
Institutional Class	(1,092,309,296)	(817,565,441)
Class R6	(71,544,371)	(29,505,064)

	(1,493,942,450)	(1,479,505,270)

Increase (Decrease) in net assets derived from capital share transactions	(214,341,182)	733,981,259

Net Increase (Decrease) in Net Assets	(553,379,301)	1,319,092,333

Net Assets:
Beginning of year	4,550,270,094	3,231,177,761

End of year[1]	$3,996,890,793	$4,550,270,094

[1]

Net Assets – End of year includes undistributed net investment income of $20,864,407 in 2017. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Nov. 30, 2018, the Fund has adopted amendments to Regulation S-X (see Note 12 in “Notes to financial statements”). For the year ended Nov. 30, 2017, the dividends and distributions to shareholders were as follows:

				Institutional
	Class A	Class C	Class R	Class	Class R6
Dividends from net investment income	$(4,638,922)	$(42,490)	$(281,262)	$(15,499,648)	$(351,782)

See accompanying notes, which are an integral part of the financial statements.

23

Financial highlights

Delaware Small Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$67.13	$58.16	$52.55	$54.87	$52.37

0.37	0.34	0.28	0.32	0.15
(4.81)	8.94	8.55	0.16	3.51

(4.44)	9.28	8.83	0.48	3.66

(0.27)	(0.31)	(0.32)	(0.18)	(0.06)
(0.61)	—	(2.90)	(2.62)	(1.10)

(0.88)	(0.31)	(3.22)	(2.80)	(1.16)

$61.81	$67.13	$58.16	$52.55	$54.87

(6.70% )	16.01%	18.47%	0.90%	7.12%

$733,864	$881,709	$870,158	$794,664	$775,076
1.15%	1.18%	1.24%	1.22%	1.22%
0.56%	0.55%	0.57%	0.62%	0.27%
18%	15%	19%	20%	17%

25

Financial highlights

Delaware Small Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment loss to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$55.65	$48.34	$44.24	$46.79	$45.11

(0.10)	(0.10)	(0.07)	(0.06)	(0.22)
(3.98)	7.43	7.09	0.13	3.00

(4.08)	7.33	7.02	0.07	2.78

—	(0.02)	(0.02)	—	—
(0.61)	—	(2.90)	(2.62)	(1.10)

(0.61)	(0.02)	(2.92)	(2.62)	(1.10)

$50.96	$55.65	$48.34	$44.24	$46.79

(7.41% )	15.17%	17.58%	0.14%	6.30%

$74,828	$105,757	$107,104	$108,890	$109,368
1.90%	1.93%	1.99%	1.97%	1.97%
(0.19% )	(0.20% )	(0.18% )	(0.13% )	(0.48% )
18%	15%	19%	20%	17%

27

Financial highlights

Delaware Small Cap Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$65.05	$56.40	$51.05	$53.39	$51.06

0.20	0.18	0.15	0.19	0.01
(4.66)	8.66	8.30	0.14	3.42

(4.46)	8.84	8.45	0.33	3.43

(0.12)	(0.19)	(0.20)	(0.05)	—
(0.61)	—	(2.90)	(2.62)	(1.10)

(0.73)	(0.19)	(3.10)	(2.67)	(1.10)

$59.86	$65.05	$56.40	$51.05	$53.39

(6.92% )	15.71%	18.19%	0.63%	6.85%

$62,791	$84,131	$83,557	$81,187	$82,577
1.40%	1.43%	1.49%	1.47%	1.47%
0.31%	0.30%	0.32%	0.37%	0.02%
18%	15%	19%	20%	17%

29

Financial highlights

Delaware Small Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

30

Year ended

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$70.83	$61.32	$55.23	$57.52	$54.83

0.57	0.52	0.42	0.48	0.29
(5.08)	9.42	9.02	0.16	3.67

(4.51)	9.94	9.44	0.64	3.96

(0.42)	(0.43)	(0.45)	(0.31)	(0.17)
(0.61)	—	(2.90)	(2.62)	(1.10)

(1.03)	(0.43)	(3.35)	(2.93)	(1.27)

$65.29	$70.83	$61.32	$55.23	$57.52

(6.46% )	16.30%	18.77%	1.15%	7.38%

$2,731,344	$3,270,954	$2,166,172	$1,969,355	$1,768,420
0.90%	0.93%	0.99%	0.97%	0.97%
0.81%	0.80%	0.82%	0.87%	0.52%
18%	15%	19%	20%	17%

31

Financial highlights

Delaware Small Cap Value Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of net investment income to average net assets
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.
[5]	Portfolio turnover is representative of the Fund for the entire year ended Nov. 30, 2016.

See accompanying notes, which are an integral part of the financial statements.

32

		5/2/16[1]
Year ended		to
11/30/18	11/30/17	11/30/16

$70.95	$61.38	$51.46

0.69	0.65	0.32
(5.08)	9.43	9.60

(4.39)	10.08	9.92

(0.54)	(0.51)	—
(0.61)	—	—

(1.15)	(0.51)	—

$65.41	$70.95	$61.38

(6.29% )	16.52%	19.28%

$394,064	$207,719	$4,187
0.72%	0.75%	0.77%
0.99%	0.98%	0.96%
18%	15%	19%	[5]

33

Notes to financial statements
Delaware Small Cap Value Fund	November 30, 2018

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services -Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the

34

Fund’s federal income tax returns through the year ended Nov. 30, 2018 and for all open tax years (years ended Nov. 30, 2015–Nov. 30, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Nov. 30, 2018, the Fund did not incur any interest or tax penalties. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares are not allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or financial intermediaries.

Underlying Funds – The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund invests include business development corporations (BDC) and ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2018, and matured on the next business day.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if

35

Notes to financial statements
Delaware Small Cap Value Fund

1. Significant Accounting Policies (continued)

any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2018.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2018, the Fund earned $4,099 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2018, the Fund earned $2,029 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Nov. 30, 2018, the Fund was charged $172,081 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds from Dec. 1, 2017 through June 30, 2018 at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013%

36

of average daily net assets in excess of $30 billion. Effective July 1, 2018, the Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the transfer agent agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2018, the Fund was charged $689,687 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2018, the Fund was charged $125,196 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2018, DDLP earned $51,325 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2018, DDLP received gross CDSC commissions of $29 and $6,289 on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the Underlying Fund. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Fund and the amount of shares that are owned of the Underlying Fund at different times.

Cross trades for the year ended Nov. 30, 2018 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of

37

Notes to financial statements
Delaware Small Cap Value Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2018, the Fund engaged in Rule 17a-7 securities sales of $5,675,759, which resulted in net realized gains of $246,104. The Fund did not engage in Rule 17a-7 securities purchases for the year ended Nov. 30, 2018.

3. Investments

For the year ended Nov. 30, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$770,960,476
Sales	964,430,752

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Nov. 30, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$3,146,643,762

Aggregate unrealized appreciation of investments	$1,013,385,799
Aggregate unrealized depreciation of investments	(161,872,363)

Net unrealized appreciation of investments	$851,513,436

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in

38

markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2018:

	Level 1	Level 2	Total
Securities
Assets:

Common Stock	$3,960,737,111	$—	$3,960,737,111
Short-Term Investments	—	37,420,087	37,420,087

Total Value of Securities	$3,960,737,111	$37,420,087	$3,998,157,198

During the year ended Nov. 30, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Nov. 30, 2018, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2018 and 2017 was as follows:

	Year ended
	11/30/18	11/30/17
Ordinary income	$24,728,138	$20,814,104
Long-term capital gain	40,210,481	—

Total	$64,938,619	$20,814,104

39

Notes to financial statements
Delaware Small Cap Value Fund

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,871,032,076
Undistributed ordinary income	59,830,733
Undistributed long-term capital gains	214,514,548
Net unrealized appreciation of investments	851,513,436

Net assets	$3,996,890,793

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/18	11/30/17
Shares sold:
Class A	2,478,313	7,239,929
Class C	256,541	426,747
Class R	251,704	440,813
Institutional Class	10,515,739	23,247,010
Class R6	4,075,356	3,307,662

Shares issued upon reinvestment of dividends and distributions:
Class A	171,779	75,579
Class C	20,871	807
Class R	14,806	4,810
Institutional Class	674,291	240,092
Class R6	50,051	5,551

	18,509,451	34,989,000

Shares redeemed:
Class A	(3,912,064)	(9,142,742)
Class C	(709,620)	(742,508)
Class R	(510,815)	(633,928)
Institutional Class	(15,532,652)	(12,635,791)
Class R6	(1,028,271)	(453,861)

	(21,693,422)	(23,608,830)

Net increase (decrease)	(3,183,971)	11,380,170

40

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended Nov. 30, 2018 and 2017, the Fund had the following exchange transactions:

	Exchange Redemptions				Exchange Subscriptions
			Institutional			Institutional
	Class A	Class C	Class	Class R6	Class A	Class	Class R6
Year ended	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Value
11/30/18	41,984	70,004	574,181	6,184	52,297	51,349	573,522	$48,981,556
11/30/17	3,650,914	10,474	19,860	—	671	3,470,119	19,831	221,673,975

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,0000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Fund, along with the other Participants, entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased from $190,000,000 to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Fund had no amounts outstanding as of Nov. 30, 2018, or at any time during the year then ended.

8. Offsetting

Master Repurchase Agreements

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an MRA). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the

41

Notes to financial statements
Delaware Small Cap Value Fund

8. Offsetting (continued)

excess to the counterparty. As of Nov. 30, 2018, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

		Fair Value of
	Repurchase	Non-cash	Cash Collateral	Net Collateral
Counterparty	Agreements	Collateral Received(a)	Received	Received	Net Exposure(b)
Bank of America Merrill Lynch	$ 3,024,552	$ (3,024,552)	$—	$ (3,024,552)	$—
Bank of Montreal	8,317,517	(8,317,517)	—	(8,317,517)	—
BNP Paribas	13,677,356	(13,677,356)	—	(13,677,356)	—
Total	$25,019,425	$(25,019,425)	$—	$(25,019,425)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Nov. 30, 2018.

(b)Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of

42

deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2018, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invests in growth stocks (such as those in the financial services sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2018. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has

43

Notes to financial statements
Delaware Small Cap Value Fund

10. Credit and Market Risk (continued)

delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2018, there were no Rule 144A securities held by the Fund. Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Fund’s financial statements.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2018, that would require recognition or disclosure in the Fund’s financial statements.

44

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V

and the Shareholders of Delaware Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Small Cap Value Fund (one of the funds constituting Delaware Group® Equity Funds V, referred to hereafter as the “Fund”) as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statements of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

45

Other Fund information (Unaudited)
Delaware Small Cap Value Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2018, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	61.92%
(B) Ordinary Income Distributions (Tax Basis)[1]	38.08%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[2]	97.02%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

[1]

For the fiscal year ended Nov. 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 97.70%. Complete information will be compiled and reported in conjunction with your 2018 Form 1099-DIV.

[2]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended Nov. 30, 2018, certain interest income paid by the Fund, has been determined to be Qualified Short-Term Capital Gains, and may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, the Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2018, the Fund has reported maximum distributions of Qualified Short-Term Capital Gains of $30,336,484.

Board consideration of advisory agreement for Delaware Small Cap Value Fund at a meeting held August 15-16, 2018

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Small Cap Value Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial

46

condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders (a) through each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative

47

Other Fund information (Unaudited)
Delaware Small Cap Value Fund

Board consideration of advisory agreement for Delaware Small Cap Value Fund at a meeting held August 15-16, 2018 (continued)

annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2018. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Fund as a small-cap core fund. However, Management believes that, because the Fund utilizes a value investment philosophy and process, it would be more appropriate to include the Fund in the small-cap value funds category. Accordingly, the Broadridge report prepared for the Fund compares the Fund’s performance to two separate Performance Universes – one consisting of the Fund and all retail and institutional small-cap core funds and the other consisting of the Fund and all retail and institutional small-cap value funds. When compared to other small-cap core funds, the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of the Performance Universe. The report further showed that the Fund’s total return for the 3-and 10-year periods was in the first quartile and the Fund’s total return for the 5-year period was in the second quartile of the Performance Universe. When compared to other small-cap value funds, the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of the Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

Broadridge currently classifies the Fund as a small-cap core fund. However, Management believes that, because the Fund utilizes a value investment philosophy and process, it would be more appropriate to include the Fund in the small-cap value funds category. Accordingly, the Broadridge report prepared for the Fund compares the Fund’s expenses to two separate Expense Groups – one consisting of the Fund and all retail and institutional small-cap core funds and the other consisting of the Fund and all retail and institutional small-cap value funds. When compared to other small-cap core funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. When compared to other small-cap value funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

48

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2018, the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

49

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

50

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[3]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)

Managing Member,	59	None
Stonebrook Capital
Management, LLC (financial
technology: macro factors
and databases)
(January 1993–Present)

Chief Executive Officer,	59	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016-Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)

[3]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

51

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

52

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	59	Director and Audit Committee
(April 2011–Present)		Member — Hercules
		Technology Growth
		Capital, Inc.
		(July 2004–July 2014)
President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
		Member — Community
President —		Health Systems
Franklin & Marshall College
(July 2002–July 2010)		Director — Drexel
		Morgan & Co.

		Director; Audit Committee
		Member — vTv
		Therapeutics LLC

		Director; Audit Committee
		Member — FS Credit Real
		Estate Income Trust, Inc.
Private Investor	59	None
(2004–Present)

53

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

54

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director —
Carrizo Oil & Gas, Inc.
Executive Advisor to Dean		(March 2018-Present)
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Vice Chairman	59	Director — HSBC North
(2010-April 2013) —		America Holdings Inc.
PNC Financial		(December 2013–Present)
Services Group
Director — HSBC USA Inc.
(July 2014–Present)

Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–April 2018)

55

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

56

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Chief Executive Officer	59	Director of H&R Block
and President —		Corporation
Gore Creek		(July 2008–Present);
Capital, Ltd.		Director of Grange
(August 2009–Present)		Insurance (2013–Present);
Trustee of Merger Fund
(August 2009-Present),
WCM Alternatives:
Event-Driven Fund
(March 2017-Present),
and WCM Alternatives:
Credit Event Fund
(December 2017-Present)
Vice President and Treasurer	59	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

57

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

58

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.

Richard Salus has served	59	None[2]
in various executive capacities
at different times at
Macquarie Investment
Management.

59

About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	Lucinda S. Landreth	Thomas K. Whitford

President and

Chief Executive Officer

Delaware Funds ®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member Stonebrook Capital Management, LLC

New York, NY

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL

Former Vice Chairman

PNC Financial Services Group Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Christianna Wood
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $101,900 for the fiscal year ended November 30, 2018.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $99,060 for the fiscal year ended November 30, 2017.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $15,972 for the fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $15,957 for the fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,748,000 and $11,180,000 for the registrant’s fiscal years ended November 30, 2018 and November 30, 2017, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS V

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 4, 2019

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 4, 2019